Exhibit 10.33

BERTUCCI’S CORPORATION SAVINGS
AND INVESTMENT PLAN

Table of Contents

ARTICLE ONE—DEFINITIONS

1.1 Account
1.2 Administrator
1.3 Beneficiary
1.4 Break in Service
1.5 Code
1.6 Compensation
1.7 Effective Date
1.8 Employee
1.9 Employer
1.10 Employment Date
1.11 Highly Compensated Employee
1.12 Hour of Service
1.13 Leased Employee
1.14 Non-highly Compensated Employee
1.15 Normal Retirement Date
1.16 Participant
1.17 Plan
1.18 Plan Year
1.19 Trust
1.20 Trustee
1.21 Valuation Date
1.22 Year of Service

ARTICLE TWO—SERVICE DEFINITIONS AND RULES

2.1 Year of Service
2.2 Break in Service
2.3 Leave of Absence
2.4 Rule of Parity on Return to Employment
2.5 Service in Excluded Job Classifications, with Related Companies or as a Leased Employee
2.6 Special Rules Relating to Veterans Reemployment Rights

ARTICLE THREE—PLAN PARTICIPATION

3.1 Participation
3.2 Reemployment of Former Participant
3.3 Termination of Eligibility
3.4 Election Not to Participate

ARTICLE FOUR—ELECTIVE DEFERRALS, CONTRIBUTIONS, ROLLOVERS AND TRANSFERS FROM OTHER PLANS

4. 1 Elective Deferrals
4.2 Employer Contributions
4.3 Rollovers and Transfers from Other Plans
4.4 Employer Contributions Are Discretionary
4.5 Timing of Contributions

ARTICLE FIVE—ACCOUNTING RULES

5.1 Investment of Accounts and Accounting Rules
5.2 Participants Omitted in Error

ARTICLE SIX—VESTING, RETIREMENT AND DISABILITY BENEFITS

6.1 Vesting
6.2 Forfeiture of Nonvested Balance
6.3 Return to Employment Before Distribution of Vested Account Balance
6.4 Normal Retirement
6.5 Permanent and Total Disability

ARTICLE SEVEN—MANNER AND TIME OF DISTRIBUTING BENEFITS

7.1 Manner of Payment
7.2 Time of Commencement of Benefit Payments
7.3 Furnishing Information
7.4 Minimum Distribution Rules for Installment Payments
7.5 Joint and Survivor Annuity
7.6 Death Benefit

7.7 Designation of Beneficiary
7.8 Time and Mode of Distributing Death Benefits
7.9 Qualified Pre-Retirement Survivor Annuity
7.10 In-Service Withdrawals
7.11 Involuntary Cash-Outs
7.12 Direct Rollover of Eligible Rollover Distributions

ARTICLE EIGHT—ADMINISTRATION OF THE PLAN

8.1 Plan Administration
8.2 Claims Procedure
8.3 Trust Agreement and Designation of Trustee

ARTICLE NINE—SPECIAL COMPLIANCE PROVISIONS

9.1 Distribution of Excess Elective Deferrals
9.2 Limitations on 40 1(k) Contributions
9.3 Nondiscrimination Test for Employer Matching Contributions
9.4 Limitation on the Multiple Use Alternative

ARTICLE TEN—LIMITATIONS ON ANNUAL ADDITIONS TO A PARTICIPANT’S ACCOUNT

10.1 Rules and Definitions

ARTICLE ELEVEN—AMENDMENT AND TERMINATION

11.1 Amendment
11.2 Termination of the Plan

ARTICLE TWELVE—TOP-HEAVY PROVISIONS

12.1 Applicability
12.2 Definitions
12.3 Allocation of Employer Contributions for a Top-Heavy Plan Year
12.4 Vesting

ARTICLE THIRTEEN—LOANS AND HARDSHIP DISTRIBUTIONS

13.1 Loans
13.2 Hardship Distributions

ARTICLE FOURTEEN—MISCELLANEOUS PROVISIONS

14.1 Plan Does Not Affect Employment
14.2 Successor to the Employer
14.3 Repayments to the Employer
14.4 Benefits not Assignable
14.5 Merger of Plans
14.6 Investment Experience not a Forfeiture
14.7 Distribution to Legally Incapacitated Person
14.8 Construction
14.9 Governing Documents
14.10 Governing Law
14.11 Headings
14.12 Counterparts
14.13 Location of Participant or Beneficiary Unknown

ARTICLE FIFTEEN—MULTIPLE EMPLOYER PROVISIONS

15.1 Adoption of the Plan
15.2 Service
15.3 Plan Contributions
15.4 Determining Compensation
15.5 Transferring Employees
15.6 Delegation of Authority
15.7 Termination

SIGNATURE PAGE

BERTUCCI’S CORPORATION SAVINGS AND INVESTMENT PLAN

WHEREAS, Bertucci’s Corporation (hereinafter referred to as the “Emp1oyer) adopted the Bertucci’s Corporation Savings and Investment Plan (hereinafter referred to as the ‘Plan”) for the benefit of its Employees, effective as of September 1, 1992; and

WHEREAS, Article XVI of said Plan provides that the Employer may amend the Plan; and

WHEREAS, the Employer wishes to amend the Plan; and

WHEREAS, it is intended that the Plan is to be a qualified plan under Section 40 1(a) of the Internal Revenue Code and is to be for the exclusive benefit of the Participants and their Beneficiaries;

NOW, THEREFORE, the Plan is hereby amended by restating the Plan in its entirety as follows:

ARTICLE ONE—DEFINITIONS

For purposes of the Plan, unless the context or an alternative definition specified within another Article provides otherwise, the following words and phrases shall have the definitions provided:

1.1 “ACCOUNT” shall mean the individual bookkeeping accounts maintained for a Participant under the Plan which shall record (a) the Participant’s allocations of Employer contributions, (b) amounts of Compensation deferred to the Plan pursuant to the Participant’s election, (c) any amounts transferred to this Plan under Article Four from another qualified retirement plan, and (d) the allocation of Trust investment experience.

1.2 “ADMINISTRATOR” shall mean the Plan Administrator appointed from time to time in accordance with the provisions of Article Eight hereof.

1.3 “BENEFICIARY” shall mean any person, trust, organization, or estate entitled to receive payment under the terms of the Plan upon the death of a Participant.

1.4 “BREAK IN SERVICE” is defined in Article Two.

1.5 “CODE” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.6 “COMPENSATION” shall mean the compensation paid to a Participant by the Employer for the Plan Year which is reportable on Form W-2, but exclusive of commissions, compensation paid prior to the Participant’s entry into the Plan, and exclusive of any program of deferred compensation or additional benefits payable other than in cash. Compensation shall include elective contributions that are made by the Employer on behalf of a Participant that are not includible in gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), and, for Plan Years beginning on or after January 1, 2001, 132(f)(4).

For purposes of determining who is a Highly Compensated Employee, Compensation shall mean compensation as defined in Code Section 414(q) (4).

In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provisions of the Plan to the contrary, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA ‘93 annual compensation limit. The OBRA ‘93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA ‘93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA ‘93 annual compensation limit set forth in this provision.

If compensation for any prior determination period is taken into account in determining an Employee’s benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA ‘93 annual compensation limit in effect for that prior determination period. For this purpose, the OBRA ‘93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code.

1.7 “EFFECTIVE DATE” The Plan’s initial Effective Date was September 1, 1992. The Effective Date of this restated Plan, on and after which it supersedes the terms of the existing Plan document, is January 1, 2005, except where the provisions of the Plan shall otherwise specifically provide. The rights of any Participant who separated from the Employer’s service prior to this date shall be established under the terms of the Plan and Trust as in effect at the time of the Participant’s separation from service, unless the Participant subsequently returns to service with the Employer. Rights of spouses and beneficiaries of such Participants shall also be governed by those documents.

1.8 “EMPLOYEE” shall mean a common law employee of the Employer. Employee shall not include any individual who the Employer has classified as an independent contractor solely on account of his reclassification by the Internal Revenue Service as an employee.

1.9 “EMPLOYER” shall mean the Employer named as party to the Plan, and shall include any successor(s) thereto which adopt this Plan. If, under state law, the Employer at any time is not governed by directors but instead by its stockholders, or if the Employer is an unincorporated business and is governed by its owners, reference herein to the Board of Directors shall be deemed to refer to the individual(s) empowered to vote on the Employer’s affairs.

1.10 “EMPLOYMENT DATE” shall mean the first date as of which an Employee is credited with an Hour of Service, provided that, in the case of a Break in Service, the Employment Date shall be the first date thereafter as of which an Employee is credited with an Hour of Service.

1.11 “HIGHLY COMPENSATED EMPLOYEE” shall mean:

(a)   Any Employee of the Employer who:

(1)           was a five percent (5%) owner of the Employer (as defined in Section 416(i)(1) of the Code) during the current or the preceding year; or

(2)           for the preceding year had Compensation from the Employer in excess of $80,000 (as adjusted by the Secretary of the Treasury pursuant to Section 41 5(d) of the Code).

(b)   A former Employee shall be treated as a Highly Compensated Employee if: (1) such Employee was a Highly Compensated Employee when such Employee separated from service, or (2) such Employee was a Highly Compensated Employee at any time after attaining age 55.

(c)   The determination of who is a Highly Compensated Employee, including the determination of the number and identity of the Employees in the top-paid group, will be made in accordance with

Section 4 14(q) of the Code, the regulations thereunder and other applicable guidance.

(d)   For purposes of this Section 1.11, the term “Compensation” means compensation within the meaning of Section 415(c)(3) of the Code. The determination will be made without regard to Sections 125, 402(e)(3), 402(h)(1)(B), and, for Plan Years beginning on or after January 1,2001, 132(f)(4) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code. For Plan Years beginning after December 31, 1997, for purposes of this Section 1.11, the term “Compensation” means compensation within the meaning of Section 415(c)(3) of the Code.

(e)   For purposes of this Section 1.11, an Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such year.

The provisions of this Section 1.11 are effective for Plan Years beginning after December 3 1, 1996, except that, in determining whether an Employee is a Highly Compensated Employee in 1997, this provision is treated as having been in effect in 1996.

1.12 “HOUR OF SERVICE” shall mean:

(a) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

(b) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this subsection for any single continuous period during which no duties are performed (whether or not such period occurs in a single computation period). An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker’s compensation, or unemployment compensation or disability insurance laws. Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses by the Employee. Hours under this subsection shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor regulations which is incorporated herein by this reference; and

(c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Flours of Service shall not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

1.13 “LEASED EMPLOYEE” shall mean any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person (“leasing organization”) has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the Employer. A person will not be considered a Leased Employee if the total number of Leased Employees does not exceed 20% of the Nonhighly Compensated Employees employed by the Employer, and if any such person is covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee’s gross income under Section 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code; (b) immediate participation; and (c) full and immediate vesting. The provisions of this Section 1.13 are effective for Plan Years beginning after December 31, 1996.

1.14 “NONIIIGHLY COMPENSATED EMPLOYEE” shall mean an Employee of the Employer who is not a Highly Compensated Employee.

1.15 “NORMAL RETIREMENT DATE” shall mean the date a Participant reaches age 59’/2.

1.16 “PARTICIPANT” shall mean any Employee who has satisfied the eligibility requirements of Article Three and who is participating in the Plan, including any such Employee who elects not to make elective deferrals under Section 4.1.

1.17 “PLAN” shall mean this Plan as set forth herein and as it may be amended from time to time.

1.18 “PLAN YEAR” shall mean the 12-consecutive-month period beginning January 1 and ending December 31.

1.19 “TRUST” shall mean the Trust Agreement entered into between the Employer and the Trustee forming part of this Plan, together with any amendments thereto. “Trust Fund” shall mean any and all property held by the Trustee pursuant to the Trust Agreement, together with income therefrom.

1.20 “TRUSTEE” shall mean the Trustee or Trustees appointed by the Employer, and any successors thereto.

1.21 “VALUATION DATE” shall mean each day of the Plan Year.

1.22 “YEAR OF SERVICE” or “SERVICE” and the special rules with respect to crediting Service are in Article Two of the Plan.

ARTICLE TWO—SERVICE DEFINITIONS AND RULES

Service is the period of employment credited under the Plan. Definitions and special rules related to Service are as follows:

2.1 YEAR OF SERVICE. For purposes of determining an Employee’s initial or continued eligibility to participate in the Plan (if a Year of Service is ever required for eligibility) and/or his nonforfeitable right to that portion of his Account attributable to Employer contributions, an Employee shall receive credit for each of the twelve (12)-month computation periods commencing on his Employment Date (or reemployment date) and anniversaries of that date and ending on the date a Break in Service begins.

2.2 BREAK IN SERVICE. A Break in Service or period of severance shall be a continuous period (as used for measuring Years of Service for vesting) in which an Employee is not employed by the Employer. Such period shall begin on the date the Employee retires, quits, or is discharged or dies or, if earlier, the (12)-month anniversary of the date on which the Employee otherwise ceased employment with the Employer.

2.3 LEAVE OF ABSENCE. A Participant on an unpaid leave of absence pursuant to the Employer’s normal personnel policies shall be credited with an Hour of Service for each twelve (12)-consecutive- month period while on such leave, provided the Employer acknowledges in writing that the leave is with its approval. These hours will be credited only for purposes of determining if a Break in Service has occurred and, unless specified otherwise by the Employer in writing, shall not be credited for eligibility to participate in the Plan, vesting, or qualification to receive an allocation of Employer contributions. However, if the Participant fails to return to Service prior to the expiration of such authorized leave, a Break in Service will be deemed to have commenced on the date such authorized leave commenced.

For any individual who is absent from work for any period by reason of the individual’s pregnancy, birth of the individual’s child, placement of a child with the individual in connection with the individual’s adoption of the child, or by reason of the individual’s caring for the child for a period beginning immediately following such birth or placement, the twelve (12)-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service.

2.4 RULE OF PARITY ON RETURN TO EMPLOYMENT. An Employee who returns to employment after a Break in Service shall retain credit for his pre-Break Years of Service, subject to the following rules:

(a) If a Participant incurs five (5) or more consecutive Breaks in Service, any Years of Service performed thereafter shall not be used to increase the vesting in his Account accrued prior to such five (5) or more consecutive Breaks in Service. Separate accounting shall be maintained thereafter with respect to that portion of such Participant’s Account accrued before and after such Breaks in Service occurred.

(b) If when a Participant incurred a Break in Service, he had not completed sufficient Years of Service to be vested in his Account, his pre-Break Years of Service shall be disregarded for vesting purposes if his consecutive Breaks in Service equal or exceed the greater of five (5) or the aggregate number of pre-Break Years of Service.

2.5 SERVICE IN EXCLUDED JOB CLASSIFICATIONS, WITH RELATED COMPANIES, OR AS A LEASED EMPLOYEE.

(a) Preamble. An Employee is not eligible to receive an allocation of Employer contributions or to participate under the Plan if his job classification is specifically excluded under Section 3.1. However, Employees in an ineligible job classification are entitled, together with Leased Employees and Employees of certain related businesses, to credit for their Service in the event that such Employees become employed in an eligible job classification.

(b) Definitions.

(1) Eligible Classification: An Employee will be considered in an eligible class of Employees for such period when his Employer has adopted the Plan and such Employee is not in an ineligible class of Employees.

(2) Ineligible Classification: An Employee will be considered in an ineligible class of Employees for any period when:

(A) the Employee is a Leased Employee;

(B) the Employee is employed in a job classification which is excluded under Section 3.1; or

(C) the Employee is an employee of an employer who is a member of a controlled group of businesses or an affiliated service group (as defined in Section 414 of the Code), which employer has not adopted this Plan.

(c) Service Rules for Ineligible Classifications. Hours of Service in an ineligible classification will be credited for purposes of determining Years of Service for eligibility to participate in the Plan under Section 3.1 and for purposes of determining the Employee’s vesting percentage in the event the Employee participates in the Plan.

(d) Construction. This Section is included in the Plan to comply with the Code provisions regarding the crediting of Service, and not to extend any additional rights to Employees in ineligible classifications other than as required by the Code and regulations thereunder.

2.6 SPECIAL RULES RELATING TO VETERANS’ REEMPLOYMENT RIGHTS.

Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. The provisions of this Section 2.6 are effective December 12, 1994.

ARTICLE THREE—PLAN PARTICIPATION

3.1 PARTICIPATION. All Employees participating in this Plan prior to the Plan’s restatement shall continue to participate, subject to the terms hereof. Each other Employee shall become a Participant under the Plan effective as of the first day of the month coincident with or next following the later of the Employee’s completion of one Month of Service or attainment of age 21.

For purposes of this Section 3.1, an Employee shall be deemed to have completed one Month of Service on the one-month anniversary of his Employment Date.

In no event, however, shall any Employee participate under the Plan or be credited for Service under its terms (except as provided in Section 2.5): (1) while he is included in a unit of Employees covered by a collective bargaining agreement between the Employer and the Employee representatives under which retirement benefits were the subject of good faith bargaining (unless the collective bargaining agreement requires participation in this Plan); (2) while he is a nonresident alien employee who receives no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)); (3) while he is a Highly Compensated Employee; or (4) while he is an hourly paid employee other than a corporate administrative employee.

3.2 REEMPLOYMENT OF FORMER PARTICIPANT. A Participant whose participation ceased because of termination of employment with the Employer will immediately participate upon his reemployment and shall be eligible to make elective deferrals upon reemployment.

3.3 TERMINATION OF ELIGIBILITY. If a Participant shall become ineligible to participate in the Plan because the Participant’s job classification is specifically excluded under Section 3.1 or Section 2.5(b)(2), such Participant shall continue to vest in his Account under the Plan for each Year of Service completed while an ineligible Employee until such time as his Account is distributed to him pursuant to the terms of the Plan. If a Participant becomes ineligible during a Plan Year, such Participant shall receive an allocation of Employer contributions under Section 4.2 based upon the Participant’s Compensation as determined as of his termination of eligibility, provided such Participant is eligible to receive an allocation of Employer contributions under Section 4.2. Any such Participant’s Account shall continue to share in the allocation of investment experience under Section 5.1.

3.4 ELECTION NOT TO PARTICIPATE. An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate in the Plan is irrevocable and must be communicated to the Employer, in writing, prior to the Participant’s date of initial eligibility to participate in the Plan.

ARTICLE FOUR—ELECTIVE DEFERRALS, CONTRIBUTIONS,
ROLLOVERS AND TRANSFERS FROM OTHER PLANS

4.1. ELECTIVE DEFERRALS.

(a) Elections. A Participant may elect in writing to defer a portion of his Compensation up to the maximum amount which will not cause the Plan to violate the provisions of Sections 9.2 and 10.1, or cause the Plan to exceed the maximum amount allowable as a deduction to the Employer under Code Section 404. A Participant may elect in writing to defer all or a portion of any cash bonus received during the Plan Year on a single sum basis; provided, however, that the limitation in the preceding sentence with respect to Compensation for the entire Plan Year is not exceeded. The amount of a Participant’s Compensation that is deferred in accordance with the Participant’s election shall be withheld by the Employer from the Participant’s Compensation on a ratable basis throughout the Plan Year and/or on a nonratable, single-sum basis. The amount deferred on behalf of each Participant shall be contributed by the Employer to the Plan and allocated to the Participant’s Account.

(b) Changes in Election. A Participant may prospectively elect to change or revoke the amount (or percentage) of his elective deferral during the Plan Year by filing an election with the Employer. The Participant shall be entitled to change the amount (or percentage) of his elective deferral which change shall be effective as of January 1, April 1, July 1 or October 1. A Participant’s revocation of his elective deferrals shall be effective as soon as possible following his election to cease deferrals. A Participant who has revoked his elective deferral may reenter the Plan on any January 1, April 1, July 1 or October 1 following his prior revocation of deferrals.

(c) Limitations on Deferrals. No Participant shall defer an amount which exceeds $9,500, or such amount in effect at the beginning of the calendar year as adjusted for cost-of-living increases under Section 402(g)(5) of the Code. All other plans, contracts, or arrangements of the Employer which permit elective deferrals (as defined in Code Section 402(g)(3)) shall be aggregated with this Plan in the calculation of the aforementioned limitation.

(d) Administrative Rules. All elections made under this Section 4.1, including the amount and frequency of deferrals, shall be subject to the rules of the Administrator which shall be consistently applied and which may be changed from time to time.

4.2 EMPLOYER CONTRIBUTIONS.

(a) Allocation of Employer Matching Contributions. For each Plan Year, the Employer may contribute to the Plan, on behalf of each Participant eligible under Section 4.2(b) a discretionary matching contribution equal to a percentage of the eligible Participant’s elective deferrals that each such Participant is making under Section 4.1.

The Employer, by action of its Board of Directors, shall determine the amount, if any, of the Employer matching contribution. The Employers Board of Directors may also determine to raise, suspend or reduce its contributions under this Section for any Plan Year. Allocations under this Section shall be subject to the special rules of Section 12.3 in any Plan Year when the Plan is a Top-Heavy Plan.

Forfeitures which arise from Employer matching contributions shall first be used to pay any administrative expenses of the Plan. Any remaining forfeitures shall be used to reduce any Employer contribution.

(b) Eligibility for Employer Matching Contributions. To be eligible for a share of Employer matching contributions under Section 4.2(a), an Employee must (1) be qualified as a Participant under Section 3.1, (2) have made elective deferrals under Section 4.1, and (3) be employed on the last day of the Plan Year, unless not employed on account of disability, death, or retirement on or after Normal Retirement Date during the Plan Year.

(c) Discretionary Employer Contributions. In addition to any Employer matching contributions made under Section 4.2(a), Employer contributions may be made at the discretion of the Board of Directors of the Employer for any Plan Year, subject to limits for tax deductions under the Code and provided that the special allocation in Section 12.3 has been satisfied if the Plan is a Top-Heavy Plan. Forfeitures which arise from discretionary Employer contributions shall first be used to pay any administrative expenses of the Plan. Any remaining forfeitures shall be used to reduce any Employer contribution.

(d) Eligibility for Discretionary Employer Contributions. To be eligible for an allocation of discretionary Employer contributions under Section 4.2(c) for a Plan Year, an Employee must (1) be qualified as a Participant under Section 3.1, and (2) be employed on the last day of the Plan Year, unless not employed on account of disability, death, or retirement on or after Normal Retirement Date during the Plan Year.

(e) Allocation of Discretionary Employer Contributions. Any contribution made under Section 4.2(c) shall be allocated among Accounts of eligible Participants in accordance with the ratio that each such eligible Participant’s Compensation bears to the total Compensation of all such eligible Participants for the Plan Year.

4.3 ROLLOVERS AND TRANSFERS FROM OTHER PLANS. With the approval of the Administrator, there may be paid to the Trustee amounts which have been held under other plans qualified under Section 401 of the Code either (a) maintained by the Employer which have been discontinued or terminated with respect to any Employee, or (b) maintained by another employer with respect to which any Employee has ceased to participate. Any such transfer or rollover may also be made by means of an Individual Retirement Account qualified under Section 408 of the Code, where the Individual Retirement Account was used as a conduit from the former plan. Any amounts so transferred on behalf of any Employee shall be nonforfeitable and shall be maintained under a separate Plan account, to be paid in addition to amounts otherwise payable under this Plan. The amount of any such account shall be equal to the fair market value of such account as adjusted for income, expenses, gains, losses, and withdrawals attributable thereto.

If an Employee has not satisfied the eligibility requirements of Section 3.1 but has either transferred or rolled over an amount from another qualified retirement plan, the Employee shall be considered a Participant under the Plan but only to the extent of the amount transferred or rolled over to the Plan.

4.4 EMPLOYER CONTRIBUTIONS ARE DISCRETIONARY. This Plan is intended to be a discretionary profit sharing plan within the provisions of Section 401(a)(27) of the Code. Employer contributions shall be made without regard to current or accumulated profits and may be modified or suspended by the Employer’s Board of Directors for any Plan Year.

4.5 TIMING OF CONTRIBUTIONS. Employer contributions shall be made to the Plan no later than the time prescribed by law for filing the Employer’s Federal income tax return (including extensions) for its taxable year ending with or within the Plan Year. Elective deferrals under Section 4.1 shall be paid to the Plan as soon as administratively possible but no later than the fifteenth business day of the calendar month following the calendar month to which such elective deferrals are applicable.

ARTICLE FIVE—ACCOUNTING RULES

5.1 INVESTMENT OF ACCOUNTS AND ACCOUNTING RULES.

(a) Investment Funds. The investment of Participants’ Accounts shall be made in a manner consistent with the provisions of the Trust. The Administrator, in its discretion, may allow the Trust to provide for separate funds for the directed investment of each Participant’s Account.

(b) Participant Direction of investments. If the Administrator chooses to provide more than one investment fund, then each Participant may direct how his Account is to be invested among available investment funds in the percentage multiples established by the Administrator. A Participant may change his investment direction after advance notice to the Administrator, in accordance with uniform rules established by the Administrator. An investment direction may apply to the investment of future contributions and/or amounts previously accumulated in the Account. In the event a Participant makes no investment election, his Account shall be invested in the investment fund selected by the Administrator for all such similarly situated Accounts. If the Plan’s record keeper or investment manager is changed, the Administrator may suspend the Participant’s investment direction of his Account. If Participant direction of investments is suspended, the Administrator shall invest the Participants’ Accounts in an interest-bearing account(s) until such change has been completed.

The Plan is intended to constitute a qualified retirement plan described in Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended, and regulations thereunder. As a result, the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by a Participant.

(c) Safe Investment Option. The Administrator may provide that one of the investment funds offers both a reasonable safety of the principal amount invested and a reasonable rate of interest return. An investment fund composed of guaranteed interest contracts through an insurance company, a pooled fund of short-term bonds and notes, or a money market fund shall be deemed to meet these standards.

(d) Allocation of Investment Experience. As of each Valuation Date, the investment fund(s) of the Trust shall be valued at fair market value, and the income, loss, appreciation and depreciation (realized and unrealized), and any paid expenses of the Trust attributable to such fund shall be apportioned among Participants’ Accounts within the fund based upon the value of each Account within the fund as of the preceding Valuation Date. Adjustment of Accounts for investment experience shall be deemed to be made as of the Valuation Date to which the adjustment relates, even if actually made on a later date.

(e) Allocation of Elective Deferrals and Employer Contributions. Elective deferrals and Employer contributions shall be allocated to the Account of each eligible Participant as of the last day of the period for which the contributions are made.

(f) Manner and Time of Debiting Distributions. For any Participant who receives a distribution from his Account, distribution shall be made in accordance with the provisions dealing with the timing of commencement of benefit payments in Section 7.2. The distribution shall be equal to the fair market value of the Participant’s vested Account as of the Valuation Date preceding the distribution.

5.2 PARTICIPANTS OMITTED IN ERROR. In the event a Participant is not allocated a share of the Employer contribution as a result of an administrative error in any Plan Year, the Employer may elect to either (a) make an additional contribution on behalf of such omitted Participant in an appropriate amount, or (b) deduct the appropriate amount from the next succeeding Employer contribution and allocate such amount to the Participant’s Account prior to making the allocations set forth under Section 5.1(e).

ARTICLE SIX—VESTING, RETIREMENT AND DISABILITY
BENEFITS

6.1 VESTING. A Participant shall at all times have a nonforfeitable (vested) right to his Account derived from elective deferrals, Employer “fail-safe” contributions under Section 9.2 and/or 9.3, and rollovers or transfers from other plans, adjusted for investment experience. Except as otherwise provided with respect to Normal Retirement, disability, or death, a Participant shall have a nonforfeitable (vested) right to a percentage of his Account derived from Employer matching contributions and discretionary Employer contributions as follows:

Years of Service	Vested Percentage
Less than 2 years	0%
2 years but less than 3	50%
3 years but less than 4	75%
4 years and thereafter	100%

Notwithstanding the foregoing, any Participant who was a Participant in the Plan prior to January 1, 2005 shall be 25% vested upon completion of one Year of Service. Such Participant’s vested percentage after two or more7 Years of Service shall be determined in accordance with the schedule above.

6.2 FORFEITURE OF NON VESTED BALANCE. The nonvested portion of a Participant’s Account shall be forfeited as of the earlier of the last day of the Plan Year in which the Participant receives a complete distribution of his vested Account or the last day of the Plan Year in which the Participant incurs two (2) consecutive Breaks in Service (subject to restoration by the Employer if the Participant returns prior to incurring five (5) consecutive Breaks in Service). The amount forfeited shall be: (1) used to pay administrative expenses; (2) used to reduce Employer contributions; and/or (3) allocated as an Employer contribution, as set forth in Section 4.2.

If the Participant returns to the employment of the Employer prior to incurring five (5) consecutive Breaks in Service and prior to receiving a distribution of his vested Account the nonvested portion shall be restored. However, if the nonvested portion of the Participant’s Account was allocated as a forfeiture as the result of the Participant receiving a distribution of his vested Account balance, the nonvested portion shall be restored if:

(a) the Participant resumes employment prior to incurring five (5) consecutive Breaks in Service; and

(b) the Participant repays to the Plan, as of the earlier of (i) the date which is five (5) years after his reemployment date or (ii) the date which is the last day of the period in which the Participant incurs five (5) consecutive Breaks in Service following the date of distribution, an amount equal to the total distribution derived from Employer contributions under Sections 4.2 and 12.3.

The nonvested amount shall be restored to the Participant’s Account, without interest or adjustment for interim Trust valuation experience, by a special Employer contribution or from the next succeeding Employer contribution and forfeitures, as appropriate. Notwithstanding the foregoing, if the Participant’s nonvested amount was forfeited prior to the earlier of five (5) consecutive Breaks in Service and prior to distribution of the Participant’s vested Account, the nonvested amount shall be restored to the Participant’s Account, with interest or adjustment for interim Trust valuation experience, by a special Employer contribution or from the next succeeding Employer contribution and forfeitures, as appropriate.

A zero percent vested Participant shall be considered to have received a complete distribution of his vested Account as of the date of his first Break in Service, and if he returns to the employment of the Employer prior to incurring five (5) consecutive Breaks in Service, he shall be considered to have repaid such distribution as of his completion of one Year of Service after his resumption of employment.

6.3 RETURN TO EMPLOYMENT BEFORE DISTRIBUTION OF VESTED ACCOUNT BALANCE. If distribution is made to an Employee of less than the Employee’s entire vested Account, and if the Employee returns to Service, a separate record shall be maintained of said Account balance. The Employee’s vested interest at any time in this separate account shall be an amount equal to the formula P(AB+D)-D, where P is the vested percentage at the relevant time, AB is the Account balance at the relevant time, and D is the amount of the distribution made to the Employee.

6.4 NORMAL RETIREMENT. A Participant who is in the employment of the Employer at his Normal Retirement Date shall have a nonforfeitable interest in 100% of his Account if not otherwise 100% vested under the appropriate vesting schedule. A Participant who continues in employment after his Normal Retirement Date shall continue to participate under the Plan, but may elect in writing to have his Account payable at the time and in the manner specified in Article Seven.

6.5 PERMANENT AND TOTAL DISABILITY. If a Participant incurs a permanent and total disability while in the employ of the Employer, the Participant shall have a nonforfeitable interest in 100% of his Account, if not otherwise 100% vested under the appropriate vesting schedule. Payment of his Account balance will be made at the time and in a manner specified in Article Seven, following receipt by the Plan Administrator of the Participant’s distribution request. “Permanent and total disability” shall mean suffering from a physical or mental condition that, in the opinion of the Administrator and based upon appropriate medical advice and examination, can be expected to result in death or can be expected to last for a continuous period of no less than 12 months. The condition must, in accordance with uniform and consistent rules, be determined by the Administrator to prevent a Participant from engaging in substantial gainful activity. Receipt of a Social Security disability award shall be deemed proof of disability.

ARTICLE SEVEN—MANNER AND TIME OF DISTRIBUTING BENEFITS

7.1 MANNER OF PAYMENT. Effective January 1, 2005, with respect to distributions commencing on and after April 1, 2005, except as provided under Sections 7.5 and 7.9, the Participant’s vested Account shall be distributed to the Participant (or to the Participant’s Beneficiary in the event of the Participant’s death) in a single lump-sum payment.

Prior to April 1, 2005, except as provided under Sections 7.5 and 7.9, the Participant’s vested Account shall be distributed to the Participant (or to the Participant’s Beneficiary in the event of the Participant’s death) by any of the following methods, as elected by the Participant or, when applicable, the Participant’s Beneficiary:

(a) in a single lump-sum payment; or

(b) in periodic installments (at least annually), subject to the minimum distribution rules of Section 7.4.

7.2 TIME OF COMMENCEMENT OF BENEFIT PAYMENTS.

(a) Normal or Late Retirement. Participants whose employment has terminated shall have distribution of their Account commence approximately 60 days following their Normal Retirement Date, unless the Participant elects to defer receipt of his Account. A Participant who has reached Normal Retirement Date but has not terminated employment may request distribution of his Account to commence approximately 60 clays following receipt by the Plan Administrator of his valid election.

(b) Disability Retirement. A Participant whose employment has terminated due to total and permanent disability may request the distribution of his Account to commence approximately 60 days following receipt by the Plan Administrator of his valid election.

(c) Pre-retirement Termination of Employment. If a Participant terminates employment for any reason other than Normal Retirement, disability or death, distribution of his vested Account balance shall commence upon the later of:

(1) The 60th day following the day on which he terminated employment; or

(2) The 60th day after a Participant’s election to commence payment is delivered to the Administrator.

Payment of benefits attributable to elective deferrals made pursuant to Section 4.1 may begin (notwithstanding this Section 7.2) prior to a Participant’s termination of employment and within a reasonable time after the occurrence of any of the following events: (l)termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Section 4975(e)(7) of the Code), a simplified employee pension plan (as defined in Code

Section 408(k)) or a Simple IRA plan as defined in Code Section 408(p);  (2) the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain the Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets; or (3) the disposition by a corporation to an unrelated entity of such corporation’s interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain the Plan, but only with respect to employees who continue employment with such subsidiary. All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and participant consent requirements (if applicable) of Sections 40l(a)(11) And 417 of the Code. In addition, such distributions must be made in a lump sum.

Unless the Participant elects otherwise, distribution of his vested Account shall begin no later than the 60th day after the latest of the close of the Plan Year in which:

(1) the Participant attains age sixty-five (65);

(2) occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

(3) the Participant terminates Service with the Employer.

(d) Latest Commencement Date. Effective January 1, 1997 or when first used by the Employer, if later, a Participant may elect to defer receipt of his retirement benefits; provided, however, in no event shall the distribution of benefits commence later than the April 1st of the calendar year following the later of: (I) the calendar year in which the Participant attains age 70½ or (2) the calendar year in which the Participant retires. In the case of a 5-percent owner (as defined in Section 416 of the Code), in no event shall the distribution of benefits commence later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

(1) Any Participant (other than a 5-percent owner) attaining age 70½ in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70½ (or by December 31, 1997 in the case of a Participant attaining age 70½ in 1996) to defer distributions until the April 1 of the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the calendar year in which the Participant attained age 70½ (or by December 31, 1997 in the case of a Participant attaining age 70½ in 1996).

(2) The pre-retirement age 70½ distribution option is only eliminated with respect to Employees who reach age 70½ in or after a calendar year that begins after December 31, 1998. The pre-retirement age 70½ distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an Employee attains age 70½ and ends April 1 of the immediately following calendar year.

The provisions of this Section 7.2(d) (relating to required distributions) are intended to comply with Section 401(a)(9) of the Code, the regulations thereunder and any other applicable guidance, and shall be so interpreted.

(e) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.41 1(a)-11(c) of the Income Tax Regulations is given, provided that:

(1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(2) the Participant, after receiving the notice, affirmatively elects a distribution.

(f) Notwithstanding the foregoing provisions of this Section 7.2, a distribution may be made to an “alternate payee” pursuant to, and if required by, a “Qualified Domestic Relations Order” even if the affected Participant has not separated from service and has not attained the “earliest retirement age” under the Plan. For purposes of this subsection (f), “Qualified Domestic Relations Order”, “alternate payee” and “earliest retirement age” shall have the meanings set forth in Section 414(p) of the Code.

7.3 FURNISHING INFORMATION. Prior to the payment of any benefit under the Plan, each Participant or Beneficiary may be required to complete such administrative forms and furnish such proof as is deemed necessary or appropriate by the Employer, Administrator, and/or Trustee.

7.4 MINIMUM DISTRIBUTION RULES FOR INSTALLMENT PAYMENTS. If a distribution is made in installments the following rules shall apply:

(a) Payments to Participant and Beneficiary. Payments shall commence no later than a date provided for in Section 7.2. The amount to be distributed each year shall be at least equal to the vested balance in the Participant’s Account as of the last day of the Plan Year in the prior calendar year multiplied by the following fraction: the numerator shall be one and the denominator shall be the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant’s Beneficiary computed as of the aforementioned last day of the Plan Year and reduced by one for each succeeding year. Payments shall be restricted under this option to insure compliance with the minimum distribution incidental death benefit and other minimum distribution requirements of Section 401(a)(9) of the Code and the regulations promulgated thereunder.

Accordingly, in the case of a non-spouse Beneficiary, the lesser of the “applicable divisor” from the appropriate Table appearing in Proposed Regulation 1.401 (a)(9) - 2 Q. & A. 4 as modified by superseding regulation, and the joint life expectancy of the Participant and his Beneficiary shall be used in the denominator. All life expectancies will be determined by use of the expected return multiples in Tables V and VI of Section 1.72-9 of Income Tax Regulations.

(b) Beneficiaries for purposes of this Section shall be determined in accordance with regulations issued pursuant to Code Section 401(a)(9).

With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the Regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final Regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

7.5 JOINT AND SURVIVOR ANNUITY. This Section shall apply only to a Participant whose Account includes funds transferred from a plan subject to the provisions of Sections 401 (a)( Ii) and 417 of the Code and who does not die prior to the “annuity starting date.”

(a) If distribution of a Participant’s Account balance commences during his lifetime, his vested Account (subject to the provisions of this Section 7.5) shall be applied to the purchase of an annuity for the life of the Participant or, if the Participant is married as of his benefit commencement date, applied to the purchase of a “qualified joint and survivor annuity” for the life of the Participant and his “eligible spouse”. For this purpose, a “qualified joint and survivor annuity” is an immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is 50% of the amount of the annuity which is payable during the joint lives of the Participant and his spouse.

(b) The Participant may elect to waive the life annuity or qualified joint and survivor annuity form of benefit at any time during the election period. Such an election must be made in writing in a form acceptable to the Administrator. However, an election to waive a qualified joint and survivor annuity shall not take effect unless the Participant’s spouse consents in writing to such election and the spouse’s consent acknowledges the effect of such election and is witnessed by a Plan representative or a Notary Public. In the event of such an election, distribution of the portion of the Participant’s Account otherwise subject to the provisions of this Section shall be paid to the Participant in the manner selected by the Participant under Section 7.1 above.

(c) “Eligible Spouse” is the spouse who (i) is married to the Participant for the one-year period ending prior to the earlier of benefit commencement or the date of the Participant’s death, or (ii) becomes married within the one-year period prior to benefit commencement and remains married for at least one year. A divorce occurring after benefit payments have commenced to the Participant will not cause an “eligible spouse” to lose such status, unless the spouse agrees to give up rights hereunder pursuant to the terms of a qualified domestic relations order described in Code Section 414(p). The divorce or death of an “eligible spouse” shall not entitle a subsequent spouse to status as an “eligible spouse.”

(d) The spousal waiver made in accordance with this Section must specify the non-spouse beneficiary, if any, and the alternative form of distribution neither of which may be changed unless a new spousal consent is obtained pursuant to Section 7.5(b). In addition, any waiver made in accordance with this Section may be revoked at any time prior to the commencement of benefits under the Plan. A Participant is not limited to the number of revocations or elections that may be made hereunder.

(e) The “election period” under this Section shall be the 90-day period prior to the “annuity starting date”, which date shall be the first day of the first period in which an amount is payable as an annuity or, if such benefit is not payable as an annuity, the first day on which the Participant may begin to receive a distribution from the Plan.

The written explanation described in Section 417(a)(3)(A) of the Code may be provided after the annuity starting date. The 90-day “applicable election period” to waive the qualified joint and survivor annuity described in Section 417(a)(6)(A) of the Code shall not end before the 30th day after the date on which such explanation is provided. The Secretary of the Treasury may, by regulations, limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment. A Participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement set forth above) if the distribution commences more than seven (7) days after such explanation is provided. The provisions of this Section 7.5(e) are effective for Plan Years beginning after December 31, 1996.

(f) The Administrator shall provide to each Participant, not more than ninety (90) days prior to the commencement of benefits, a written explanation of:

(1) the terms and conditions of the qualified joint and survivor annuity or life annuity;

(2) the Participant’s right to make, and the effect of an election to waive, such applicable annuity;

(3) the rights of the Participant’s spouse regarding the required consent to an election to waive the qualified joint and survivor annuity; and

(4) the right to make, and the effect of, a revocation of an election to waive the applicable annuity.

(g) Notwithstanding anything contained herein to the contrary, if the vested balance of the Participant’s Account is less than $5,000 ($3,500 prior to August 6, 1997 or when $5,000 first used by the Employer, if later than August 6, 1997), distribution of the Participant’s Account shall be made in the form of a lump sum payment. However, no distribution shall be made pursuant to this subsection after the first day of the first period for which an amount is received as an annuity unless the Participant and the Participant’s spouse, if applicable, consent in writing to such distribution. Notwithstanding the foregoing provisions of this Section 7.5(g), the first sentence of this Section 7.5(g) shall not apply with respect to: (1) distributions that are not subject to the qualified joint and survivor annuity requirements of this Section 7.5 and are made prior to March 22, 1999; and (2) distributions that are subject to the qualified joint and survivor annuity requirements of this Section 7.5 and are made prior to October 17, 2000, unless the vested balance of the Participant’s Account is less than $5,000 (or $3,500, as applicable) at the time of the distribution and at any time prior to the distribution.

7.6 DEATH BENEFIT.

(a) Death While an Employee. In the event of the death of a Participant while in the employ of the Employer, vesting in the Participant’s Account shall be 100% if not otherwise 100% vested under Section 6.1. The Account shall constitute the Participant’s death benefit to be distributed under this Article to the Participant’s Beneficiary.

(b) Death After Termination of Employment. In the event of the death of a former Participant after termination of employment but prior to the complete distribution of his vested Account balance under the Trust, the undistributed vested balance of the Participant’s Account shall be paid to the Participant’s Beneficiary.

7.7 DESIGNATION OF BENEFICIARY. Each Participant shall file with the Administrator a designation of Beneficiary to receive payment of death benefits payable hereunder if such Beneficiary should survive the Participant. However, no married Participant’s designation of a Beneficiary other than his “eligible spouse” (as defined in Section 7.5(c)) shall be effective unless the Participant’s eligible spouse has signed a written consent witnessed by a Plan representative or a Notary Public, which consent provides for a designation of an alternative Beneficiary and the alternate form of distribution. Such designation of an alternative Beneficiary or alternative form may not be changed unless a new consent is signed by the eligible spouse.

Subject to the above, Beneficiary designations may include primary and contingent Beneficiaries, and may be revoked or amended at any time in similar manner or form, and the most recent designation shall govern. In the absence of an effective designation of Beneficiary, or if the Beneficiary dies before complete distribution of the Participant’s benefits, all amounts shall be paid to the surviving spouse of the Participant, if living, or otherwise equally to the Participant’s then-surviving children, whether by marriage or adopted, and the surviving issue of any deceased children, per stirpes, or, if none, to the Participant’s estate. Notification to Participants of the death benefits under the Plan and the method of designating a Beneficiary shall be given at the time and in the manner provided by regulations and rulings under the Code.

7.8 TIME AND MODE OF DISTRIBUTING DEATH BENEFITS. The Beneficiary shall be allowed to designate both the time and the mode of receiving benefits in accordance with Section 7.1 unless the Participant had designated a method or time in writing and indicated that either was not to be revocable by the Beneficiary. The Beneficiary’s election shall be delivered to the Administrator no later than the last day of the calendar year following the calendar year in which the Participant died. If such election is not made, payments shall commence at the “required time” specified in the next paragraph and shall be paid in a lump sum, subject to the special rules for surviving spouses.

The “required time” for commencement of distribution of any death benefit hereunder shall be within the period ending on the last day of the calendar year following the calendar year in which the Participant died, or in the case of a surviving spouse, within a reasonable time after the Participant’s death or, if the surviving spouse so elects, no later than the last day of the calendar year in which the Participant would have attained age 70½. If a surviving spouse dies before distributions begin, this paragraph shall be applied as if the surviving spouse were the Participant.

If payment commences at the “required time” and if all payments are designated to or for the benefit of one or more natural persons, the following distribution modes shall be available:

(a) a lump sum; or

(b) payments of installments (in a like manner to that in Section 7.4) over a period not to exceed the life expectancy of the Beneficiary calculated as of the “required time” in accordance with Table V of Section 1.72-9 of Income Tax Regulations.

To the extent payments are not designated to or for the benefit of a natural person, or if payments commence after the “required time,” the following distribution modes shall be available:

(1) a lump sum payable at any time within five (5) years of the Participant’s death; or

(2) payments of installments at such time and in such amount as determined by the Beneficiary, provided that all amounts be paid from the Trust within five (5) years of the Participant’s death.

If a Participant dies after payments have commenced, any survivor’s benefit must be paid no less rapidly than the method of payment in effect at the time of the Participant’s death.

7.9 QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY.

The provisions of this Section shall apply only to a Participant whose Account includes funds transferred from a plan subject to the provisions of Section 401(a)(11) and 417 of the Code and on whose behalf death benefits (including voluntary contributions) would amount to at least $5,000.

(a) If a Participant dies before distribution of benefits has commenced and is survived by his “eligible spouse” (as defined in Section 7.5(c)), one-half of the entire death benefit payable under the Plan shall be applied to the purchase of an annuity for the life of the Participant’s surviving spouse.

(b) The Participant may elect to waive such survivor annuity death benefit during the period commencing on the first day of the Plan Year in which the Participant attains age 35 (or the date he terminates employment, if earlier) and ending on the date of his death. Such an election must be made in writing and must include the Participant’s designation of a Beneficiary which designation may not be changed unless a new consent is signed by the “eligible spouse”. Spousal consent, hereunder, shall not take effect unless the Participant’s eligible spouse consents in writing to such election which consent acknowledges the effect of such election and is witnessed by a Plan representative or a Notary Public.

Any waiver made in accordance with this Section 7.9(b) may be revoked at any time prior to the commencement of benefits under the Plan. A Participant is not limited to the number of revocations or elections that may be made under this Section 7.9.

In the event of such an election, any death benefit otherwise subject to the provisions of this Section 7.9, shall be paid to the Participant’s Beneficiary in a manner selected by the Beneficiary or Participant, subject to the provisions of Section 7.8.

(c) The Administrator shall furnish each Participant with a written explanation of: (i) the terms and conditions of the survivor annuity; (ii) the Participant’s right to make, and the effect of, an election to waive the survivor annuity, and to revoke its election; and (iii) the right of the Participant’s eligible spouse to prevent such an election by withholding the necessary consent. Such explanation shall be provided to the Participant within the period beginning on the later of the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35, or within a reasonable period after the Participant commences participation in the Plan, or after the Participant separates from Service if the Participant has not attained age 35 at the time of separation from Service.

7.10 IN-SERVICE WITHDRAWALS. Notwithstanding the foregoing provisions of this Article Seven, a Participant who is in the employ of the Employer and has attained age 59Y2 may withdraw all or a portion of his vested Account by filing a request with the Administrator at least 30 days before the proposed withdrawal date.

A Participant may withdraw the portion of his Account derived from rollover contributions at any time by filing a request with the Administrator at least 30 days before the proposed withdrawal date.

7.11 INVOLUNTARY CASH-OUTS. If a Participant terminates employment for any reason and his vested Account balance does not exceed $5,000, the Administrator may distribute such amount in a lump sum payment to the Participant without the consent of the Participant or his spouse. This Section is applicable only to Plan Years beginning after August 5, 1997 and subject to the date that the Plan first complied or will comply with this provision in operation.

7.12 DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS.

(a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

(b) Definitions:

(1) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributees designated Beneficiary, or for a specified period often years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(2) Eligible Retirement Plan: An eligible retirement plan is an Individual Retirement Account described in Section 408(a) of the Code, an Individual Retirement Annuity described in Section 408(b) of the Code, an Annuity Plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee’s Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an eligible retirement plan is an Individual Retirement Account or Individual Retirement Annuity.

(3) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 4.14(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(4) Direct Rollover: A direct rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

ARTICLE EIGHT—ADMINISTRATION OF THE PLAN

8.1 PLAN ADMINISTRATION. The Employer shall be the Plan Administrator, hereinbefore and hereinafter called the Administrator, and named fiduciary of the Plan, unless the Employer, by action of its Board of Directors, shall designate a person or committee of persons to be the Administrator and named fiduciary. The administration of the Plan, as provided herein, including a determination of the payment of benefits to Participants and their Beneficiaries, shall be the responsibility of the Administrator. The Administrator shall have the right to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any distributions under the Plan to the fullest extent provided by law and in its sole discretion; and interpretations or decisions made by the Administrator will be conclusive and binding on all persons having an interest in the Plan. In the event more than one party shall act as Administrator, all actions shall be made by majority decisions. In the administration of the Plan, the Administrator may (a) employ agents to carry out nonfiduciary responsibilities (other than Trustee responsibilities), (b) consult with counsel, who may be counsel to the Employer, and (c) provide for the allocation of fiduciary responsibilities (other than Trustee responsibilities) among its members. Actions dealing with fiduciary responsibilities shall be taken in writing and the performance of agents, counsel and fiduciaries to whom fiduciary responsibilities have been delegated shall be reviewed periodically.

The expenses of administering the Plan and the compensation of all employees, agents, or counsel of the Administrator, including the accounting fees, the record keeper’s fees, and the fees of any benefit consulting firm, shall be paid by the Plan, or shall be paid by the Employer if the Employer so elects. No compensation may be paid by the Plan to full-time Employees of the Employer.

The Administrator shall obtain from the Trustee, not less often than annually, a report with respect to the value of the assets held in the Trust Fund, in such form as is required by the Administrator.

The Administrator shall administer the Plan and adopt such rules and regulations as, in the opinion of the Administrator, are necessary or advisable to implement and administer the Plan and to transact its business.

8.2 CLAIMS PROCEDURE. Pursuant to procedures established by the Administrator, adequate notice in writing shall be provided to any Participant or Beneficiary whose claim for benefits under the Plan has been denied within 90 days of receipt of such claim. Such notice shall set forth the specific reason for such denial, shall be written in a manner calculated to be understood by the claimant, and shall advise of the right to administrative review. If such review is requested by the claimant or his authorized representative within 90 days after receipt by the claimant of written notification of denial of his claim, the Administrator shall afford a reasonable opportunity for a full and fair review by the Administrator of the decision denying the claim. The review shall focus on the additional facts, legal interpretations or material, if any, presented by the claimant. A hearing at its place of business may be scheduled by the Administrator, but a hearing is not required under the review procedure.

8.3 TRUST AGREEMENT AND DESIGNATION OF TRUSTEE. The Employer has created and entered into a Trust Agreement with the Trustee as designated therein. The Employer may designate any number of persons, parties, corporate fiduciaries, or any combination thereof to act as Trustees, as the Employer deems appropriate. The Employer may appoint an investment manager or managers to manage (including the power to acquire and dispose of) all or any part of the Trust assets, as provided more fully in the Trust Agreement.

ARTICLE NINE—SPECIAL COMPLIANCE PROVISIONS

9.1 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS. If, as the result of administrative error, the amount of any elective deferral made by a Participant exceeds the dollar limitation of Section 4.1(c), then the excess amount, and any income allocable thereto, shall be distributed to such Participant by the April 15 following the calendar year in which the excess elective deferral is made to the Plan. All Employer matching contributions which relate to distributions of excess elective deferrals shall be forfeited.

9.2 LIMITATIONS ON 401(k) CONTRIBUTIONS.

(a) Average Actual Deferral Percentage Test. Amounts contributed as elective deferrals under Section 4. 1(a) and any “fail-safe” contributions made under this Section are all considered to be amounts deferred pursuant to Section 401(k) of the Code. For purposes of this Article, these amounts are referred to as the “deferred amounts.”

As of the last day of each Plan Year, the deferred amounts for the Plan Year for the Participants who are Highly Compensated Employees shall satisfy either of the following tests:

(1) The average actual deferral percentage for the Plan Year for the eligible Participants who are Highly Compensated Employees shall not exceed the average actual deferral percentage for the prior Plan Year for eligible Participants who were Nonhighly Compensated Employees multiplied by 1.25; or

(2) The average actual deferral percentage for the Plan Year for eligible Participants who are Highly Compensated Employees shall not exceed the average actual deferral percentage for the prior Plan Year for eligible Participants who were Nonhighly Compensated Employees multiplied by 2, provided that the average actual deferral percentage for the Plan Year for eligible Participants who are Highly Compensated Employees does not exceed the average actual deferral percentage for the prior Plan Year for eligible Participants who were Nonhighly Compensated Employees by more than two (2) percentage points, or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee. If elected by the Employer, the average actual deferral percentage tests in (1) and (2) above shall be applied by comparing the current Plan Year’s average actual deferral percentage for Participants who are Highly Compensated Employees with the current Plan Year’s average actual deferral percentage for Participants who are Nonhighly Compensated Employees. Once made, this election can only be undone if the Plan meets the requirements for changing to prior year testing as set forth in Internal Revenue Service Notice 98-1 (or superseding guidance).

A Participant is a Highly Compensated Employee for a particular Plan Year if he meets the definition of Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Nonhighly Compensated Employee for a particular Plan Year if he does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

For purposes of the above tests, the “actual deferral percentage” shall mean the ratio (expressed as a percentage) of the deferred amounts on behalf of the “eligible Participants” for the Plan Year bears to the eligible Participants’ Compensation. The “average actual deferral percentage” shall mean the average (expressed as a percentage) of the actual deferral percentages of the eligible Participants in each group. “Eligible Participants” shall mean each Employee who is eligible to have elective deferrals contributed to his Account.

A deferred amount will be taken into account under the actual deferral percentage test for a Plan Year only if it relates to Compensation that either would have been received by the Participant in the Plan Year (but for the deferral election) or is attributable to services performed by the Participant in the Plan Year and would have been received by the Participant within 2 ‘/2 months after the close of the Plan Year (but for the deferral election). In addition, a deferred amount will be taken into account under the actual deferral percentage test for a Plan Year only if it is allocated to the Participant as of a date within that Plan Year. For this purpose, a deferred amount is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the deferred amount is actually paid to the Trust no later than twelve (12) months after the Plan Year to which the deferred amount relates.

For purposes of this Section 9.2, the actual deferral percentage for any eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have elective deferrals allocated to his account under two or more plans or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an affiliated employer shall be determined as if all such deferrals were made under a single arrangement. In the event that this Plan satisfies the requirements of Section 410(b) or Section 401(a)(4) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) or Section 401 (a)(4)of the Code only if aggregated with this Plan, then the provisions of this Section 9.2 shall be applied by determining the actual deferral percentage of eligible Participants as if all such plans were a single plan.

The determination and treatment of elective deferrals and the actual deferral percentage of any Participant shall be subject to the prescribed requirements of the Secretary of the Treasury.

In the event the rate of deferrals made by eligible Participants who are Highly Compensated Employees is in excess of the deferral rate allowed under this Section 9.2(a) or the contribution rate allowed under Section 9.3(a), and the Employer has elected to use the current year testing method pursuant to this Section 9.2(a), the Employer in its discretion may make a “qualified nonelective contribution” for Participants who are Nonhighly Compensated Employees who are eligible to have elective deferrals contributed to their Accounts and who have been credited with 1,000 Hours of Service in the Plan Year and who are employed on the last day of the Plan Year, to be allocated among their Accounts in proportion to their Compensation for the Plan Year, as a uniform percentage of Compensation as determined by the Board of Directors, as a fixed dollar amount as determined by the Board of Directors, or in any other nondiscriminatory manner as determined by the Board of Directors. A “qualified nonelective contribution” is a contribution (other than a matching contribution or a qualified matching contribution) made by the Employer and allocated to Participants’ accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to elective deferrals and qualified matching contributions. The provisions of Regulation Section 1.401(k) - 1(b)(5) are incorporated herein by reference.

The provisions of Section 401(k)(3)(A) of the Code, as amended by the Small Business Job Protection Act of 1996, are incorporated herein by reference.

The provisions of Section 9.2(a) are effective for Plan Years beginning after December 31, 1996.

(b) Distributions of Excess Contributions.

(1) In General. If the average actual deferral percentage test of Section 9.2(a) is not satisfied for a Plan Year, then the “excess contributions” and income allocable thereto shall be distributed to the extent allowable under Treasury regulations no later than the last day of the Plan Year following the Plan Year for which the excess contributions were made. However, if such excess contributions are distributed later than 2 ½ months following the last day of the Plan Year in which such excess contributions were made, a 10% excise tax will be imposed upon the Employer with respect to these excess contributions. Excess contributions are reduced by excess deferrals previously distributed pursuant to Section 402(g) of the Code.

(2) Excess Contributions. For purposes of this Section 9.2(b), “excess contributions” shall mean, with respect to any Plan Year, the excess of the aggregate amount of Participant deferred amounts under Section 4.1 actually taken into account in computing the actual deferral percentage of Highly Compensated Employees for such Plan Year over the maximum amount of all such contributions permitted under the test under Section 9.2(a) (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the actual deferral percentages, beginning with the highest of such percentages). Excess contributions are allocated to the Highly Compensated Employees with the largest amounts of employer contributions taken into account in calculating the average actual deferral percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such employer contributions and continuing in descending order until all the excess contributions have been allocated. For purposes of the preceding sentence, the “largest amount” is determined after distribution of any excess contributions. The amount of excess contributions to be distributed shall be reduced by excess elective deferrals previously distributed for the taxable year ending in the same Plan Year and excess elective deferrals to be distributed for a taxable year shall be reduced by excess contributions previously distributed for the Plan Year beginning in such taxable year.

The provisions of Section 9.2(b)(2) are effective for Plan Years beginning after December 31, 1996.

(3) Determination of Income. The income allocable to excess contributions shall be determined by multiplying the income allocable to the Participant’s “deferred” amounts for the Plan Year by a fraction, the numerator of which is the excess contributions made on behalf of the Participant for the preceding Plan Year, and the denominator of which is the sum of the Participant’s Account balances attributable to Participant’s deferred amounts on the last day of the preceding Plan Year. Income allocable to the period between the last day of the preceding Plan Year and the date of distribution shall be disregarded in determining income.

(4) Maximum Distributable Amount. The excess contributions to be distributed to a Participant shall be adjusted for income and, if there is a loss allocable to the excess contribution, shall in no event be less than the lesser of the Participant’s Account under the Plan or the Participant’s elective deferrals for the Plan Year. Excess contributions shall be distributed from that portion of the Participant’s Account attributable to Participant elective deferrals to the extent allowable under Treasury regulations.

(5) Distribution of Employer Matching Contributions. All Employer matching contributions which relate to distributions of excess contributions shall be forfeited.

9.3 NONDISCRIMINATION TEST FOR EMPLOYER MATCHING CONTRIBUTIONS.

(a) Average Contribution Percentage Test. The provisions of this Section 9.3 shall apply if Employer matching contributions are made in any Plan Year under Section 4.2(b) and such matching contributions are not used to satisfy the average actual deferral percentage test of Section 9.2.

As of the last day of each Plan Year, the average contribution percentage for Highly Compensated Employees for the Plan Year shall satisfy either of the following tests:

(1) The average contribution percentage for the Plan Year for eligible Participants who are Highly Compensated Employees shall not exceed the average contribution percentage for the prior Plan Year for eligible Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

(2) The average contribution percentage for the Plan Year for eligible Participants who are Highly Compensated Employees shall not exceed the average contribution percentage for the prior Plan Year for eligible Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2, provided that the average contribution percentage for the Plan Year for eligible Participants who are Highly Compensated Employees does not exceed the average contribution percentage for the prior Plan Year for eligible Participants who were Nonhighly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

For purposes of the above tests, the “average contribution percentage” shall mean the average (expressed as a percentage) of the contribution percentages of the “eligible participants” in a group. The “contribution percentage” shall mean the ratio (expressed as a percentage) that any Employer matching contributions under the Plan on behalf of the eligible Participant for the Plan Year bears to the eligible Participant’s Compensation for the Plan Year. “Eligible Participants” shall mean each Employee who is eligible to receive an allocation of Employer matching contributions.

If elected by the Employer, the average contribution percentage tests in (1) and (2) above shall be applied by comparing the current Plan Year’s average contribution percentage for Participants who are Highly Compensated Employees with the current Plan Year’s average contribution percentage for Participants who are Nonhighly Compensated Employees. Once made, this election can only be undone if the Plan meets the requirements for changing to prior year testing as set forth in Internal Revenue Service Notice 98-1 (or superseding guidance).

A Participant is a Highly Compensated Employee for a particular Plan Year if he meets the definition of Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Nonhighly Compensated Employee for a particular Plan Year if he does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

For purposes of this Section 9.3, the contribution percentage for any eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to receive Employer matching contributions, or elective deferrals allocated to his account under two or more plans described in Section 401(a) of the Code or under arrangements described in Section 401(k) of the Code that are maintained by the Employer or an affiliated employer, shall be determined as if all such contributions and elective deferrals were made under a single plan.

In the event that this Plan satisfies the requirements of Section 410(b) or Section 401(a)(4) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) or Section 401(a)(4) of the Code only if aggregated with this Plan, then the provisions of this Section 9.3 shall be applied by determining the contribution percentages of eligible Participants as if all such plans were a single plan.

The determination and treatment of the contribution percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

In the event the rate of contributions made by eligible Participants who are Highly Compensated Employees is in excess of the contribution rate allowed under this Section 9.3(a) or the deferral rate allowed under Section 9.2(a), and the Employer has elected to use the current year testing method pursuant to this Section 9.3(a), the Employer in its discretion may make a special “qualified matching contribution” contribution for Participants who are Nonhighly Compensated Employees who are eligible to receive Employer matching contributions and who have been credited with 1,000 Hours of Service in the Plan Year and who are employed on the last day of the Plan Year, to be allocated among their Accounts in proportion to their Compensation for the Plan Year, as a uniform percentage of Compensation as determined by the Board of Directors, as a fixed dollar amount as determined by the Board of Directors, or in any other nondiscriminatory manner as determined by the Board of Directors. A “qualified matching contribution” is a matching contribution which is subject to the distribution and nonforfeitability requirements under Section 401(k) of the Code when made. The provisions of Regulation Sections 1.401(k)-1(b)(5), 1.401(k)-1(g)(13) and 1.401(m)-1(b)(5) are incorporated herein by reference.

The provisions of Section 401(m)(2)(A) of the Code, as amended by the Small Business Job Protection Act of 1996, are incorporated herein by reference.

The provisions of Section 9.3(a) are effective for Plan Years beginning after December 31, 1996.

(b) Distribution of Excess Employer Matching Contributions.

(1) In General. If the nondiscrimination tests of Section 9.3(a) are not satisfied for a Plan Year, then the “excess contributions” and any income allocable thereto shall be forfeited, if otherwise forfeitable, no later than the last day of the Plan Year following the Plan Year for which said nondiscrimination tests are not satisfied, and shall be used to reduce Employer contributions under Section 4.2 1(a). To the extent that such “excess contributions” are nonforfeitable, such excess contributions shall be distributed to the Participant on whose behalf the excess contributions were made no later than the last day of the Plan Year following the Plan Year for which such “excess contributions” are made. However, if such excess contributions are distributed later than 2V2 months following the last day of the Plan Year in which such excess contributions were made, a 10% excise tax will be imposed upon the Employer with respect to those excess contributions.

(2) Excess contributions. For purposes of this Section 9.3(b), “excess contributions” shall mean, with respect to any Plan Year, the excess of the aggregate amount of Employer matching contributions and, if applicable, elective deferrals and Employer contributions attributable to elective deferrals actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of all such contributions permitted under the nondiscrimination tests under Section 9.3(a) (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages, beginning with the highest of such percentages). Excess contributions are allocated to the Highly compensated Employees with the largest amounts of employer contributions taken into account in calculating the average contribution percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such employer contributions and continuing in descending order until all the excess contributions have been allocated. For purposes of the preceding sentence, the “largest amount” is determined after distribution of any excess contributions.

The provisions of Section 9.3(b)(2) are effective for Plan Years beginning after December 31, 1996.

(3) Determination of Income. The income allocable to excess contributions shall be determined by multiplying the income allocable to the Employer matching contributions for the Plan Year by a fraction, the numerator of which is the excess contributions on behalf of the Participant for the Plan Year, and the denominator of which is the sum of the Participant’s Account balances attributable to Employer matching contributions on the last day of the preceding Plan Year. Income allocable to the period between the last day of the preceding Plan Year and the date of distribution shall be disregarded in determining income.

9.4 LIMITATION ON THE MULTIPLE USE ALTERNATIVE. The sum of the average actual deferral percentage of Highly Compensated Employees under Section 9.2(a) and the average contribution percentage of Highly Compensated Employees under Section 9.3(a) shall not exceed the following:

(a) 125% of the average actual deferral percentage of the Nonhighly Compensated Employees under Section 9.2(a) or the average contribution percentage of the Nonhighly Compensated Employees under Section 9.3(a), whichever is greater; and

(b) two (2) percentage points more than the average actual deferral percentage of the Nonhighly Compensated Employees under Section 9.2(a) or the average contribution percentage of the Nonhighly Compensated Employees under Section 9.3(a), whichever is smaller, and in no event more than two (2) times such lesser amount.

(c) If the limits set forth herein are exceeded, the average contribution percentage of the Highly Compensated Employees shall be reduced in accordance with the provisions of Section 9.3(b) by forfeiting “excess contributions”, if forfeitable, or distributing “excess contributions”, if nonforfeitable, as set forth in Section 9.3(b). In lieu of reducing the average contribution percentage, in accordance with Section 9.3(b), the Administrator may reduce the average actual deferral percentage of the Highly Compensated Employees in accordance with the provisions of Section 9.2(b) by distributing “excess contributions” as set forth in Section 9.2(b). The reductions under this Section shall be made only to the extent necessary to comply with the restrictions on the multiple use set forth in Code Section 401 (m)(9).

ARTICLE TEN—LIMITATIONS ON ANNUAL ADDITIONS
TO A PARTICIPANT’S ACCOUNT

10.1 RULES AND DEFINITIONS.

(a) Rules. The following rules limit additions to Participants1 Accounts:

(1) If the Participant does not participate, and has never participated, in another qualified plan maintained by the Employer, the amount of annual additions which may be credited to the Participant’s Account for any limitation year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be allocated to the Participant’s Account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

(2) Prior to determining the Participant’s actual Compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant’s Compensation for the limitation year, uniformly determined for all Participants similarly situated.

(3) As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant’s actual Compensation for the limitation year.

(4) If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant’s Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant, or other facts and circumstances to which Regulation Section 1.415-6(b)(6) shall be applicable, there is an excess amount, the excess will be disposed of as follows:

(A) Any elective deferral contributions, to the extent they would reduce the excess amount, will be returned to the Participant.

(B) If an excess amount still exists after the application of subparagraph (A) and the Participant is covered by the Plan at the end of the limitation year, the excess amount in the Participant’s Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next limitation year, and each succeeding limitation year if necessary.

(C) If an excess amount still exists after the application of subparagraphs (A) and (B), and the Participant is not covered by the Plan at the end of the limitation year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next limitation year, and each succeeding limitation year if necessary.

(D) If a suspense account is in existence at any time during the limitation year pursuant to this Section, it will not participate in the allocation of the Trust’s investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to Participants’ Accounts before any

Employer or any Employee contributions may be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants.

(E) If, in addition to this Plan, the Participant is covered under another defined contribution plan maintained by the Employer during any limitation year, the annual additions which may be credited to a Participant’s Account under all Plans for any such limitation year will not exceed the maximum permissible amount. Benefits will be reduced under any defined contribution discretionary contribution plan before they are reduced under any defined contribution pension plan. If both plans are discretionary contribution plans they shall first be reduced under this Plan. Any excess amount attributable to this Plan will be disposed of in the manner described in Section 10.l(a)(4).

(F) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant’s defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any limitation year. The annual additions which may be credited to the Participant’s Account under this Plan for any limitation year will be limited so that if the limitations of Code Section 415(e) become applicable that benefits under a defined benefit plan shall have first been provided before benefits under a defined contribution plan are provided. The provisions of this Section 10.l(a)(4)(F) shall not apply to limitation years commencing on or after January 1, 2000.

(G) In any Plan Year in which the Plan becomes a Super Top-Heavy Plan as defined in Section 12.2, the denominators of the defined benefit fraction and defined contribution fraction shall be computed using 100% of the maximum dollar limitation instead of 125%.

In any year in which the Plan is a Top-Heavy Plan (but not a Super Top-Heavy Plan), the limitations shall be similarly reduced, subject to the special provisions of Section 12.3, which provide for the use of the 125% limitation subject to the added minimum allocations.

(5) Notwithstanding anything contained in this Article Ten to the contrary, a Participant’s defined benefit fraction (including preservation of his accrued benefit) and/or defined contribution fraction may be adjusted in accordance with transitional rules contained in Section 235 of the Tax Equity and Fiscal Responsibility Act of 1982 and Section 1106 of the Tax Reform Act of 1986.

(b) Definitions.

(1) Annual additions: The following amounts credited to a Participant’s Account for the limitation year are treated as annual additions to a defined contribution plan.

(A) Employer contributions; and

(B) Employee contributions; and

(C) Forfeitures; and

(D) Amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer. Also, amounts derived from contributions paid or accrued in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3), and amounts under a welfare benefit fund, as defined in Section 419(e), maintained by the Employer, are treated as annual additions to a defined contribution plan.

For this purpose, any excess amount applied under Section 10.1(a)(4) in the limitation year to reduce Employer contributions will be considered annual additions for such limitation year.

(2) Compensation: For purposes of determining maximum permitted benefits under this Section, Compensation shall include all of a Participant’s earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan, including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, and excluding the following:

(A) Employer contributions to a plan of deferred compensation which are not included in the Employee’s gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan (funded with individual retirement accounts or annuities) to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

(B) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(C) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

(D) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

Compensation shall be measured on the basis of compensation paid in the limitation year.

For purposes of applying the limitations of this Article Ten, compensation paid or made available during such limitation year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125,457, and, for Limitation Years beginning on or after January 1, 2001, 132(f)(4). The provisions of this paragraph are effective for Plan Years beginning after December 31, 1997.

(3) Defined benefit fraction. This shall mean a fraction, the numerator of which is the sum of the Participant’s projected annual benefits under all the defined benefit plans maintained or previously maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation in effect for the limitation year under Section 415(b)(1)(A) of the Code or 140% of the amount which may be taken into account under Code Section 415(b)(1)(B). In determining the Participant’s defined benefit fraction hereunder, a Participant with a benefit accrued under a defined benefit plan previously maintained by the Employer shall have his years of participation in this Plan aggregated with years of participation in a defined benefit plan.

(4) Defined contribution fraction: This shall mean a fraction, the numerator of which is the sum of the annual additions to the Participant’s Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the annual additions attributable to the Participant’s nondeductible Employee contributions to this and all other qualified plans, whether or not terminated, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).

The maximum aggregate amount in any limitation year is the lesser of 125% of the dollar limitation then in effect under Section 415(c)(l)(A) of the Code or 35% of the Participant’s Compensation for such year.

(5) Defined contribution dollar limitation: Notwithstanding any other provisions of the Plan, contributions and other additions with respect to a participant exceed the limitation of Code Section 415(c) if, when expressed as an Annual Addition (within the meaning of Code Section 415(c)(2)) to the Participant’s Account, such Annual Addition is greater than the lesser of:

(A) $30,000, as adjusted under Code Section 415(d); or

(B) 25 percent of the Participant’s compensation (as defined in Code Section 41 5(c)(3)).

The provisions of this Section 10.1(b)(5) are effective for Plan Years beginning after December 31, 1994.

(6) Employer: This term refers to the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h)), commonly-controlled trades or businesses (as defined in Section 4 14(c) as modified by Section 415(h)), or affiliated service groups (as defined in Section 4 14(m)) of which the adopting employer is a part.

(7) Highest average compensation: This means the average Compensation for the three consecutive limitation years with the Employer that produces the highest average.

(8) Limitation year. The Plan Year shall be the 12-consecutive-month period used to measure Compensation in this Plan for benefit purposes.

(9) Maximum permissible amount: This amount is the lesser of the defined contribution dollar limitation or 25% of the Participant’s Compensation for the limitation year. If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive-month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

Number of months in the short limitation year

12

(10) Projected annual benefit: This is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan, assuming:

(A) the Participant will continue employment until normal retirement age under the Plan (or current age, if later), and

(B) the Participant’s Compensation for the current limitation year and all other relevant factors used to determine benefits under the Plan will remain constant for all future limitation years.

ARTICLE ELEVEN—AMENDMENT AND TERMINATION

11.1 AMENDMENT. The Employer shall have the right to amend, alter, or modify the Plan at any time, or from time to time, in whole or in part. Any such amendment shall become effective under its terms upon adoption by the Employer. The amendment shall be adopted by formal action of the Employer’s Board of Directors. However, no amendment affecting the duties, powers or responsibilities of the Trustee may be made without the written consent of the Trustee. No amendment shall be made to the Plan which shall:

(a) make it possible (other than as provided in Section 14.3) for any part of the corpus or income of the Trust Fund (other than such part as may be required to pay taxes and administrative expenses) to be used for or diverted to purposes other than the exclusive benefit of the Participants or their beneficiaries; or

(b) alter the schedule for vesting in a Participant’s Account with respect to any Participant with three (3) or more Years of Service without his consent or deprive any Participant of any nonforfeitable portion of his Account.

Notwithstanding the other provisions of this Section or any other provisions of the Plan, any amendment or modification of the Plan may be made retroactively if necessary or appropriate to conform to or to satisfy the conditions of any law, governmental regulation, or ruling, and to meet the requirements of the Employee Retirement Income Security Act of 1974, as it may be amended.

11.2 TERMINATION OF THE PLAN. The Employer reserves the right at any time and in its sole discretion to discontinue payments under the Plan and to terminate the Plan. In the event the Plan is terminated, or upon complete discontinuance of contributions under the Plan by the Employer, or in the event of a partial termination of the Plan, the rights of each Participant to his Account on the date of such termination or discontinuance of contributions, to the extent of the fair market value under the Trust Fund, shall become fully vested and nonforfeitable. The Employer shall direct the Trustee to distribute the Trust Fund in accordance with the Plan’s distribution provisions to the Participants and their Beneficiaries, each Participant or Beneficiary receiving a portion of the Trust Fund equal to the value of his Account as of the date of distribution. These distributions may be implemented by the continuance of the Trust and the distribution of the Participants’ Account shall be made in such time and such manner as though the Plan had not terminated, or by any other appropriate method, including rollover into Individual Retirement Accounts. Upon distribution of the Trust Fund, the Trustee shall be discharged from all obligations under the Trust and no Participant or Beneficiary shall have any further right or claim therein. If a partial termination of the Plan is deemed to have occurred, this Section shall apply only to those Participants affected by such partial termination.

ARTICLE TWELVE—TOP-HEAVY PROVISIONS

12.1 APPLICABILITY. The provisions of this Article shall become applicable only for any Plan Year in which the Plan is a Top-Heavy Plan. The determination of whether the Plan is a Top-Heavy Plan shall be made each Plan Year by the Administrator.

12.2 DEFINITIONS. For purposes of this Article, the following definitions shall apply:

(a) “Key Employee” shall mean any Employee or former Employee (and the Beneficiaries of such Employee) who, at any time during the determination period, was (i) an officer of the Employer earning Compensation greater than 50% of the dollar limitation under Section 415(b)(1)(A) of the Code, (ii) an owner (or considered an owner under Section 318 of the Code) of both more than a one-half percent (V2%) interest in the Employer and one of the ten largest interests in the Employer if such individual’s Compensation exceeds the dollar limitation under Section 415(c)(1)(A) of the Code, (iii) a 5% owner of the Employer, or (iv) a 1% owner of the Employer who has an annual Compensation of more than $150,000. The determination period of the Plan is the Plan Year containing the determination date as defined in Section 12.2(c)(4) and the four preceding Plan Years. The determination of who is a Key Employee (including the terms “5% owner” and “1% owner”) will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder. “Non-Key Employee” shall mean any Employee or Beneficiary of such Employee or former Employee or Beneficiary of such former Employee who is not or was not a Key Employee during the Plan Year ending on the determination date, nor during the four preceding Plan Years.

(b) “Super Top-Heavy Plan” shall mean a plan which meets the test for status as a Top-Heavy Plan, where “90%” is substituted for “60%” at each place in Section 12.2(c).

(c) “Top-Heavy Plan” shall mean a plan where any of the following conditions exist:

(1) Top-Heavy status defined:

(A) The Plan is a Top-Heavy Plan if the top-heavy ratio for the Plan exceeds 60% and the Plan is not part of any required aggregation group or permissive aggregation group of plans; or

(B) The Plan is a Top-Heavy Plan if the Plan is a part of a required aggregation group of plans (but is not part of a permissive aggregation group) and the top-heavy ratio for the group of plans exceeds 60%; or

(C) The Plan is a Top-Heavy Plan if the Plan is a part of a required aggregation group of plans and part of a permissive aggregation group and the top-heavy ratio for the permissive aggregation group exceeds 60%.

(2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan funded with individual retirement accounts or annuities) and the Employer maintains or has maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, the top-heavy ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the actuarial equivalents of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants and the actuarial equivalents of accrued benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the top-heavy ratio shall include any distribution of an account balance or an accrued benefit made in the five-year period ending on the determination date and any contribution due to a defined contribution pension plan but unpaid as of the determination date. In determining the accrued benefit of a Non-Key Employee who is participating in a plan that is part of a required aggregation group, the method of determining such benefit shall be either (a) in accordance with the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or any related employer under Code Section 414, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

(3) For purposes of (1) and (2) above, the value of Account balances and the actuarial equivalents of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the determination date. The Account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The accrued benefits and Account balances of Participants who have performed no Flours of Service with any Employer maintaining the Plan for the five-year period ending on the determination date will be disregarded. The calculations of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made under Section 416 of the Code and regulations issued thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

(4) Definition of terms for Top-Heavy status:

(A) “Top-heavy ratio” shall mean the following:

(1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan funded with individual retirement accounts or annuities) and the Employer has never maintained any defined benefit plans which have covered or could cover a Participant in this Plan, the top-heavy ratio is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the determination date (including any part of any Account balance distributed in the five-year period ending on the determination date), and the denominator of which is the sum of the Account balances (including any part of any Account balance distributed in the five-year period ending on the determination date) of all Participants as of the determination date. Both the numerator and the denominator shall be increased by any contributions due but unpaid to a defined contribution pension plan as of the determination date.

(2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan funded with individual retirement accounts or annuities) and the Employer maintains or has maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, the top-heavy ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the actuarial equivalent of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants and the actuarial equivalent of accrued benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the top-heavy ratio shall include any distribution of an account balance or an accrued benefit made in the five-year period ending on the determination date and any contribution due but unpaid to a defined contribution pension plan as of the determination date.

(3) For purposes of(l) and (2) above, the value of Account balances and the actuarial equivalent of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date. The accrued benefits and Account balances of participants who have performed no services for any employer maintaining the Plan for the five-year period ending on the determination date will be disregarded. The calculations of the top- heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made under Section 416 of the Code and regulations issued thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

(B) “Permissive aggregation group” shall mean the required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

(C) “Required aggregation group” shall mean (1) each qualified plan of the Employer (including any terminated plan) in which at least one Key Employee participates, and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

(D) “Determination date” shall mean, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, “determination date” shall mean the last day of that Plan Year.

(E) “Valuation Date” shall mean the last day of the Plan Year.

(F) Actuarial equivalence shall be based on the interest and mortality rates utilized to determine actuarial equivalence when benefits are paid from any defined benefit plan. If no rates are specified in said plan, the following shall be utilized: pre- and post-retirement interest — 5%; post- retirement mortality based on the Unisex Pension (1984) Table as used by the Pension Benefit Guaranty Corporation on the date of execution hereof.

12.3 ALLOCATION OF EMPLOYER CONTRIBUTIONS FOR A TOP-HEAVY PLAN YEAR.

(a) Except as otherwise provided below, in any Plan Year when the Plan is a Top-Heavy Plan the Employer contributions allocated on behalf of any Participant who is a Non-Key Employee shall not be less than the lesser of 3% of such Participant’s Compensation as defined in Section 10.1(b)(2) or the largest percentage of Employer contributions (including elective deferrals under Section 4.1) as a percentage of the first $150,000 (or such amount as prescribed by the Secretary of the Treasury or his delegate) of the Key Employee’s Compensation, allocated on behalf of any Key Employee for that Plan Year. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of insufficient Employer contributions under Section 4.2 or the

Participant’s failure to complete 1,000 Hours of Service or the Participant’s failure to make elective deferrals under Section 4.1.

(b) The minimum allocation under this Section shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

(c) The minimum allocation under this Section shall be reduced by any allocation of Employer contributions under Section 4.2 and will be used as an offset against any such required allocation under any other defined contribution plan of the Employer with a Plan Year ending in the same calendar year as the Valuation Date.

(d) Neither elective deferrals nor matching contributions (as defined in Code Sections 402(g)(3) and 401 (m)(4)(A), respectively) shall be taken into account for the purpose of satisfying the minimum allocation requirements of this Section, but are included for purposes of determining the percentage of Employer contributions allocated to Key Employees.

(e) There shall be no duplication of the minimum benefits required under Code Section 416. Benefits shall be provided under defined benefit plans before under any defined contribution plans. If a defined benefit plan (active or frozen) is part of the permissive or required aggregation group of plans of the Employer, the minimum allocation in subparagraph (a) shall be deemed to be 5% and shall be offset by a Participant’s accrued benefit under a defined benefit plan according to the following equivalencies: a 1% “qualifying benefit accrual” under a defined benefit plan equals a 2.5% allocation under a defined contribution plan. To be a “qualifying benefit accrual,” the pension under the defined benefit plan must be converted to a pension payable for life based on the average of the five consecutive years of the Participant’s highest compensation, payable at that plan’s normal retirement date. Accordingly, for a Participant whose “qualifying benefit accrual” equals 2% multiplied by each year of his participation in the Plan while a Top-Heavy Plan, there shall be no minimum allocation hereunder. If the “qualifying benefit accrual” is a lesser amount than 2% for each such year, the minimum allocation under this Plan shall be provided on a pro rata basis, adjusted on the basis of the above equivalencies. Except as provided in subparagraph (f), in no event will additional minimum allocations be provided for any Participant who has earned a “qualifying benefit accrual” equal to 20% of his Compensation (as defined in Article Ten) averaged over the five consecutive years in which such Compensation was the highest.

(f) There shall be no duplication of the minimum benefits required under Code Section 416. Benefits shall be provided under defined benefit plans before under defined contribution plans. If a defined benefit plan (active or frozen) is part of the permissive or required aggregation group of plans, and if any Participant in the Plan would have his benefits limited due to the application of the special Code limitation rule in Section 10.1 in a year when the Plan is a Top-Heavy Plan but not a Super Top- Heavy Plan, the allocation method of subparagraph (e) above shall apply, except that “3%” shall be substituted for “2%” and “30%” shall be substituted for “20%.”

12.4 VESTING. The provisions contained in Section 6.1 relating to vesting shall continue to apply in any Plan Year in which the Plan is a Top-Heavy Plan, and apply to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions and elective deferrals under Section 4.1, including benefits accrued before the effective date of Section 416 and benefits accrued before the Plan became a Top-Heavy Plan. Further, no reduction in vested benefits may occur in the event the Plan’s status as a Top-Heavy Plan changes for any Plan Year and the vesting schedule is amended. In addition, if a Plan’s status changes from a Top-Heavy Plan to that of a non-Top-Heavy Plan, a Participant with three (3) or more Years of Service for vesting purposes shall continue to have his vested rights determined under the schedule which he selects, in the event the vesting schedule is subsequently amended.

Payment of a Participant’s vested Account balance under this Section shall be made in accordance with the provisions of Article Seven.

ARTICLE THIRTEEN—LOANS AND HARDSHIP DISTRIBUTIONS

13.1 LOANS.

(a) Permissible Amount and Procedures. Upon the application of a Participant, the Administrator may, in accordance with a uniform and nondiscriminatory policy, direct the Trustee to grant a loan or loans to a Participant at a reasonable rate of interest. The Participant’s signature shall be required on a promissory note. In no event shall the amount of a loan or loans to a Participant exceed the vested value of the Participant’s Account, which shall be security for such loan. The Administrator shall impose a rate of interest which provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The terms of any loan shall be arrived at by mutual agreement between the Administrator and the Participant, subject to the approval of the Trustee. Participant loans shall be treated as segregated investments, and interest repayments will be credited only to the Participant’s Account. In the event a Participant terminates employment while any loan is outstanding, the unpaid balance and any interest due thereon shall become due and payable, within thirty (30) days of such termination of employment. If such amount is not paid to the Plan, it shall be charged against the amounts that are otherwise payable to the Participant or the Participant’s Beneficiary under the provisions of the Plan.

(b) Limitation on Amount of Loans. A Participant’s loan or loans, when aggregated with all other outstanding loan balances under this Plan and any other qualified retirement plan maintained by the Employer, shall not exceed the lesser of:

(1) $50,000. which amount shall be reduced by the highest outstanding balance of loans, if any, during the preceding 12-month period over the current outstanding balance of loans; or

(2) one-half ( ½) of the vested value of the Participant’s Account.

Any loan must be repaid within five (5) years. If the loan was made for the purpose of acquiring the primary residence of the Participant, then such loan must be repaid within fifteen (15) years. The repayment of any loan must be made in at least quarterly installments of principal and interest with level periodic payments.

In the case of a Participant who has loans outstanding from this Plan or other plans of the Employer (or a member of any affiliated service group or controlled group of businesses), the Administrator shall be responsible for reporting to the Trustee the existence of said loans in order to aggregate all such loans within the above limits as required by the Code.

13.2 HARDSHIP DISTRIBUTIONS. The Administrator may direct the Trustee to distribute to any Participant or his Beneficiary in any one Plan Year all or a portion of the Participant’s nonforfeitable interest in his Account exclusive of amounts attributable to earnings on elective deferral contribution amounts, valued as of the preceding Valuation Date, on account of an immediate and heavy financial need provided that the distribution is necessary to satisfy such financial need. The portions of the Participant’s Account attributable to and qualified nonelective contributions (as defined in Section 9.2(a)) and matching contributions which are used to satisfy the average actual deferral percentage test of Section 9.2 may not be distributed to him under the terms of this Section. Distributions paid pursuant to this Section shall be deemed to be made as of the first day of the Plan Year and the Participant’s Account shall be reduced accordingly.

(a) Deemed Immediate and Heavy Financial Need. A distribution made on account of medical expenses (as described in Code Section 213(d)) incurred by the Participant, his spouse or his dependents (as defined in Code Section 152), or for purchase of the Participant’s principal residence (excluding mortgage payments), or for payment of educational expenses for the next twelve months of post- secondary education for the Participant, his spouse or his children or dependents, or to prevent the eviction of the Participant from his principal residence or foreclosure on same shall be deemed to be made on account of an immediate and heavy financial need.

(b) Deemed Necessity to Satisfy Financial Need. A distribution shall be deemed necessary to satisfy a Participant’s immediate and heavy financial need if the amount of the distribution does not exceed the amount of the financial need, and the Participant has obtained all currently available distributions and nontaxable loans under all plans maintained by the Employer, and the Participant makes a written irrevocable election to suspend his rights to make elective deferrals and employee contributions under all plans maintained by the Employer for a 6-month period following receipt of the distribution and such irrevocable election limits the amount of his elective deferrals in his taxable year immediately following the taxable year of the hardship distribution equal to the applicable limit under Code Section 402(g) less the amount of his deferrals made in the taxable year of the distribution.

(c) Application Procedure. The Administrator shall require that requests for hardship distributions be made under procedures which include the Participant’s statement of the facts causing the hardship, the amount of the financial need and any other information required to ascertain the facts. No distribution will be granted unless the amount attributable to Employer contributions has been in the Trust for a period of two (2) years or, alternatively, the Participant has been a Participant for five (5) or more years.

The provisions of this Section (relating to hardship distributions) are intended to comply with Treasury regulations issued under Section 401(k) of the Code, and shall be so interpreted.

ARTICLE FOURTEEN—MISCELLANEOUS PROVISIONS

14.1 PLAN DOES NOT AFFECT EMPLOYMENT. Neither the creation of this Plan nor any amendment thereto nor the creation of any fund nor the payment of benefits hereunder shall be construed as giving any legal or equitable right to any Employee or Participant against the Employer, its officers or Employees, or against the Trustee, and all liabilities under this Plan shall be satisfied, if at all, only out of the Trust Fund held by the Trustee. Participation in the Plan shall not give any Participant any right to be retained in the employ of the Employer, and the Employer hereby expressly retains the right to hire and discharge any Employee at any time with or without cause, as if the Plan had not been adopted, and any such discharged Participant shall have only such rights or interests in the Trust Fund as may be specified herein.

14.2 SUCCESSOR TO THE EMPLOYER. In the event of the merger, consolidation, reorganization or sale of assets of the Employer, under circumstances in which a successor person, firm, or corporation shall carry on all or a substantial part of the business of the Employer, and such successor shall employ a substantial number of Employees of the Employer and shall elect to carry on the provisions of the Plan, such successor shall be substituted for the Employer under the terms and provisions of the Plan upon the filing in writing with the Trustee of its election to do so.

14.3 REPAYMENTS TO THE EMPLOYER. Notwithstanding any provisions of this Plan to the contrary, and in the sole discretion of the Employer:

(a) Any monies or other Plan assets attributable to any contribution made to this Plan by the Employer because of a mistake of fact may be returned to the Employer within one year after the date of contribution. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the excess contribution would cause the balance of the individual account of any Participant to be reduced to less than the balance which would have been in the account had the amount not been contributed, then the amount to be returned to the Employer must be limited so as to avoid such reduction.

(b) Any monies or other Plan assets attributable to any contribution made to this Plan by the Employer for any fiscal year for which initial Plan qualification under the Code is denied may be refunded to the Employer within one year after the date such qualification of the Plan is denied or within one year of the resolution of any judicial or administrative process with respect to the disallowance.

(c) Any monies or other Plan assets attributable to any contribution made to this Plan by the Employer may be refunded to the Employer, to the extent the income tax deduction for such contribution is disallowed, within one taxable year after the date of such disallowance or within one year of the resolution of any judicial or administrative process with respect to the disallowance.

Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the excess contribution would cause the balance of the individual account of any

Participant to be reduced to less than the balance which would have been in the account had the amount not been contributed, then the amount to be returned to the Employer must be limited so as to avoid such reduction.

Provided, however, the provisions of this Section shall not apply to elective deferrals made by a Participant under Section 4.1.

14.4 BENEFITS NOT ASSIGNABLE. Except as provided in Section 414(p) of the Code with respect to “qualified domestic relations orders”, the rights of any Participant or his Beneficiary to any benefit or payment hereunder shall not be subject to voluntary or involuntary alienation or assignment. Notwithstanding the prior provisions of this Section 14.4, an offset to a Participant’s benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Sections 401(a)(13)(C) and (D) of the Code.

14.5 MERGER OF PLANS. In the case of any merger or consolidation of this Plan with, or transfer of the assets or liabilities of the Plan to, any other plan, the terms of such merger, consolidation or transfer shall be such that each Participant would receive (in the event of termination of this Plan or its successor immediately thereafter) a benefit which is no less than what the Participant would have received in the event of termination of this Plan immediately before such merger, consolidation or transfer.

14.6 INVESTMENT EXPERIENCE NOT A FORFEITURE. The decrease in value of any Account due to adverse investment experience will not be considered an impermissible “forfeiture” of any vested balance.

14.7 DISTRIBUTION TO LEGALLY INCAPACITATED PERSON. In the event any benefit is payable to a minor or to a person deemed to be incompetent or to a person otherwise under legal disability, or who is by sole reason of advanced age, illness, or other physical or mental incapacity incapable of handling the disposition of his property, the Administrator, may direct the Trustee to apply all or any portion of such benefit directly to the care, comfort, maintenance, support, education or use of such person or to pay or distribute the whole or any part of such benefit to (a) the spouse of such person, (b) the parent of such person, (c) the guardian, committee, or other legal representative, wherever appointed, of such person, (d) the person with whom such person shall reside, (e) any other person having the care and control of such person, or (f) such person. The receipt of any such payment or distribution is a complete discharge of liability for Plan obligations.

14.8 CONSTRUCTION. Wherever appropriate, the use of the masculine gender shall be extended to include the feminine and/or neuter or vice versa; and the singular form of words shall be extended to include the plural; and the plural shall be restricted to mean the singular.

14.9 GOVERNING DOCUMENTS. A Participant’s rights shall be determined under the terms of the Plan as in effect at the Participant’s date of separation from eligible Service.

14.10 GOVERNING LAW. The provisions of this Plan shall be construed under the laws of the state of the situs of the Trust, except to the extent such laws are preempted by Federal law.

14.11 HEADINGS. The Article headings and Section numbers are included solely for ease of reference. If there is any conflict between such headings or numbers and the text of the Plan, the text shall control.

14.12 COUNTERPARTS. This Plan may be executed in any number of counterparts, each of which shall be deemed an original; said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

14.13 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN. In the event that all or any portion of the distribution payable to a Participant or to a Participant’s Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator to ascertain the whereabouts of such Participant or Beneficiary, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, the amount so distributable shall be reallocated in the same manner as a forfeiture under Section 6.2 pursuant to this Plan. In the event a Participant or Beneficiary is located subsequent to the reallocation of his Account balance, such Account balance shall be restored without interest or adjustment for interim Trust valuation experience, by a special Employer contribution or from the next succeeding Employer contribution, as appropriate.

ARTICLE FIFTEEN—MULTIPLE EMPLOYER PROVISIONS

15.1 ADOPTION OF THE PLAN. With the Employer’s consent, this Plan may be adopted by any other corporation or entity for its employees, which adopting Employer shall be known as a “Participating Employer.” All assets may either be held within one Trust Fund, or each Participating Employer may maintain a separate trust fund attributable to its portion of Plan assets. Separate accounting shall be maintained for the Accounts of employees of each adopting Participating Employer.

15.2 SERVICE. For purposes of vesting, eligibility to participate in the Plan, and determining eligibility for allocation of Participating Employer contributions, an Employee shall be credited with all of his Hours of Service with any Participating Employer which has adopted the Plan after the effective date of that adoption. Pre-adoption Service will be credited in accordance with the rules in Article Two for such periods of time when the Employees were part of a controlled group of corporations, trades or businesses under common control or affiliated service group. Service during such time when there was no controlled or affiliated service group will be credited only for eligibility to participate in the Plan. These rules may be modified by an instrument of adoption.

15.3 PLAN CONTRIBUTIONS. All contributions made by a Participating Employer, as provided for in this Plan and unless modified by an instrument of adoption, shall be determined separately by each Participating Employer, and shall be paid to and held by the Trustee for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. Any forfeiture by an Employee of a Participating Employer subject to allocation during each Plan Year shall be allocated only for the exclusive benefit of the Participants of such Participating Employer in accordance with the provisions of this Plan, unless modified by an instrument of adoption.

15.4 DETERMINING COMPENSATION. In the case of any Employee who is paid by more than one Participating Employer, all of his Compensation from the Participating Employers shall be aggregated for purposes of determining benefits if the Plan is integrated with Social Security.

15.5 TRANSFERRING EMPLOYEES. The Administrator shall adopt equitable procedures whereby contributions and forfeitures are equitably allocated in the case of Employees transferring from the employment of one Participating Employer to another Participating Employer. Similarly, rules shall be adopted whereby Account records may be transferred from the records of one Participating Employer to another Participating Employer.

15.6 DELEGATION OF AUTHORITY. Each Participating Employer who has adopted the Plan may delegate to the Employer the right to name the Administrator and Trustees of the Plan.

15.7 TERMINATION. Any termination of the Plan or discontinuance of contributions by any one Participating Employer shall operate with regard only to the Participants employed by that Participating Employer. All Employees affected thereby shall have a 100% nonforfeitable interest in their Accounts.

In the event any Participating Employer terminates its participation in this Plan, or in the event that any such Participating Employer shall cease to exist through sale, reorganization or bankruptcy, the Trust Fund shall be allocated by the Trustee, in accordance with the direction of the Administrator, into separate trust funds. The amount to be allocated to the Trust of the terminating Participating Employer shall be equal to the value of Account balances of its Participants as of the most recent date as of which Plan assets were valued under Article Five, unless a special valuation is agreed to by the Administrator and the terminating Participating Employer.

IN WITNESS WHEREOF, the Employer, by its duly authorized officer, has caused this Plan to be executed on the 15th day of December, 2004.

BERTUCCI’S CORPORATION

By:	/s/ David G. Lloyd
Authorized Officer

SPECIAL NOTICE TO PARTICIPANTS

Effective January 1, 2005, and with respect to distributions made on or after April 1, 2005, the Bertucci’s Corporation Savings and Investment Plan (referred to as the “Plan”) provides that distributions of your vested account balance from the Plan will be made to you in a lump sum payment. All other forms of payment previously offered or required under the Plan will no longer be available ninety (90) days after the date you are furnished a copy of this Notice. In other words, a lump sum payment is the only form of payment for distributions to be made from the Plan on or after April 1, 2005.

You should keep this notice with your copy of the Summary Plan Description.

Date	Plan Administrator

Plan Name:	Bertucci’s Corporation Savings and Investment Plan

Plan Number:	001

Plan Sponsor:	Bertucci’s Corporation
155 Otis Street
Northborough, MA 01532
Telephone: (508) 351-2578
EIN: 06-1311266

Trustee:	MFS Heritage Trust Company

Plan Administrator:	Plan Sponsor

REQUIRED MINIMUM DISTRIBUTION AMENDMENT
BERTUCCI’S CORPORATION SAVINGS AND INVESTMENT PLAN

ARTICLE ONE—GENERAL RULES

1.1 EFFECTIVE DATE. The provisions of this Amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year under the Bertucci’s Corporation Savings and Investment Plan (the “Plan”).

1.2 COORDINATION WITH MINIMUM DISTRIBUTION REQUIREMENTS PREVIOUSLY IN EFFECT. Required minimum distributions for 2002 will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee for calendar 2002 (a) equals or exceeds the required minimum distributions determined under this Amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee; or (b) is less than the amount determined under this Amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Amendment.

1.3 PRECEDENCE. The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan.

1.4 REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this Amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

1.5 TEFRA SECTION 242(b)(2) ELECTIONS. Notwithstanding the other provisions of this Amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

ARTICLE TWO—TIME AND MANNER OF DISTRIBUTION

2.1 REQUIRED BEGINNING DATE. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

2.2 DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, subject to Section 2.2(e) below, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 ½, if later.

(b) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, subject to Section 2.2(e) below, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c) If there is no designated beneficiary as of September30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

(e) Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in this Section 2.2 applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to be made under this Section 2.2, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with this Section 2.2.

For purposes of this Section 2.2 and Article Four, unless Section 2.2(d) applies, distributions are considered to begin on the Participant’s required beginning date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3 FORMS OF DISTRIBUTION. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Articles Three or Four of this Amendment. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401 (a)(9) of the Code and the Treasury regulations.

ARTICLE THREE—REQUIRED MINIMUM DISTRIBUTIONS DURING
PARTICIPANT’S LIFETIME

3.1 AMOUNT OF REQUIRED MINIMUM DISTRIBUTION FOR EACH DISTRIBUTION CALENDAR YEAR. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of: (1) the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or (2) if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401 (a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

3.2 LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR OF PARTICIPANT’S DEATH. Required minimum distributions will be determined under this Article Three beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

ARTICLE FOUR—REQUIRED MINIMUM DISTRIBUTIONS AFTER
PARTICIPANT’S DEATH

4.1 DEATH ON OR AFTER DATE DISTRIBUTIONS BEGIN.

(a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows: (1) the Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year; (2) if the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year; and (3) if the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2 DEATH BEFORE DATE DISTRIBUTIONS BEGIN.

(a) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 4.1.

(b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, then, subject to the last paragraph of this Section 4.2, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this Section 4.2 will apply as if the surviving spouse were the Participant.

Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in this Section 4.2 applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September30 of the calendar year in which distribution would be required to be made under Section 2.2, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with this Section 4.2.

ARTICLE FIVE—DEFINITIONS

5.1 DESIGNATED BENEFICIARY. The individual who is designated as the beneficiary under the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2 DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3 LIFE EXPECTANCY. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

5.4 PARTICIPANT’S ACCOUNT BALANCE. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5 REQUIRED BEGINNING DATE. The date specified in the Plan when distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.

IN WITNESS WHEREOF, the Employer, by its duly authorized officer, has caused this Plan to be executed on the 15th day of December, 2004.

BERTUCCI’S CORPORATION

By:	/s/ David G. Lloyd
Authorized Officer

EGTRRA AMENDMENT
BERTUCCI’S CORPORATION SAVINGS AND INVESTMENT PLAN

ARTICLE ONE—PREAMBLE

1.1 ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This Amendment of the Bertucci’s Corporation Savings and Investment Plan (the “Plan”) is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

1.2 SUPERSESSION OF INCONSISTENT PROVISIONS. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

ARTICLE TWO—INCREASE IN COMPENSATION LIMIT

2.1 INCREASE IN COMPENSATION LIMIT. The annual compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the Plan Year or such other consecutive I 2-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

ARTICLE THREE—CATCH-UP CONTRIBUTIONS

3.1 CATCH-UP CONTRIBUTIONS. All Employees who are eligible to make elective deferrals under this Plan and who have attained age fifty (50) before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 4 14 (v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Section 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

ARTICLE FOUR—ELECTIVE DEFERRALS

4.1 ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION. No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article Three of this Amendment and Section 414(v) of the Code, if applicable.

ARTICLE FIVE—ROLLOVERS FROM OTHER PLANS

5.1 ROLLOVERS FROM OTHER PLANS. The Employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this Plan. The Employer will not accept the rollover of after-tax employee contributions from another plan.

ARTICLE SIX—INVOLUNTARY CASH-OUTS

6.1 APPLICABILITY AND EFFECTIVE DATE. If the Plan provides for involuntary cash-outs of amounts less than $5,000, this Article Six shall apply for distributions made after December 31, 2001, and shall apply to all Participants. However, regardless of the preceding, this Article Six shall not apply if the Plan is subject to the qualified joint and survivor annuity requirements of Section 401(a)(11) and 417 of the Code.

6.2 ROLLOVERS NOT DISREGARDED IN DETERMINING VALUE OF ACCOUNT BALANCE FOR INVOLUNTARY DISTRIBUTIONS. For purposes of the Section of Article Seven of the Plan that provides for the involuntary distribution of vested Account balances of $5,000 or less, the value of a Participant’s nonforfeitable Account balance shall be determined without excluding that portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the Participant’s nonforfeitable Account balance as so determined is $5,000 or less, then the Plan shall immediately distribute the Participant’s entire nonforfeitable Account balance.

ARTICLE SEVEN—DIRECT ROLLOVERS

7.1 EFFECTIVE DATE. This Article Seven shall apply to distributions made after December 31, 2001.

7.2 MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN. For purposes of the direct rollover provisions of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

7.3 MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS. For purposes of the direct rollover provisions of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

7.4 MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE AFTER-TAX EMPLOYEE CONTRIBUTIONS. For purposes of the direct rollover provisions of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in a gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

ARTICLE EIGHT—REPEAL OF MULTIPLE USE TEST

8.1 REPEAL OF MULTIPLE USE TEST. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and Section 9.4 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

ARTICLE NINE—LIMITATIONS ON CONTRIBUTIONS
(CODE SECTION 415 LIMITS)

9.1 EFFECTIVE DATE. This Article Nine shall be effective for limitation years beginning after December 31, 2001.

9.2 MAXIMUM ANNUAL ADDITION. Except to the extent permitted under Article Four of this Amendment and Section 4 14(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a Participant’s Account under the Plan for any limitation year shall not exceed the lesser of:

(a) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code; or

(b) 100 percent of the Participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

The compensation limit referred to in this Section 9.2(b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

ARTICLE TEN—MODIFICATION OF TOP-HEAVY RULES

10.1 EFFECTIVE DATE. This Article Ten shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article Ten amends the top-heavy provisions of the Plan.

10.2 DETERMINATION OF TOP-HEAVY STATUS.

(a) Key Employee. Key employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(b) Determination of Present Values and Amounts. This Section 10.2(b) shall apply for purposes of determining the present values of accrued benefits and the amounts of Account balances of Employees as of the determination date.

(1) Distributions during Year ending on the Determination Date. The present values of accrued benefits and the amounts of Account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

(2) Employees not Performing Services during Year ending on the Determination Date. The accrued benefits and Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

(c) Minimum Benefits.

(1) Matching Contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

(2) Contributions under other Plans. The Employer may provide, in an addendum to this Amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan.

ARTICLE ELEVEN—SAFE HARBOR PLAN PROVISIONS

11.1 MODIFICATION OF TOP-HEAVY RULES. The top-heavy requirement of Section 416 of the Code and the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401 (k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

ARTICLE TWELVE—PLAN LOANS

12.1 PLAN LOANS FOR OWNER-EMPLOYEES OR SHAREHOLDER-EMPLOYEES. If the Plan, pursuant to Article Thirteen of the Plan, permits loans to be made to Participants, then effective for plan loans made after December 31, 2001, Plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

ARTICLE THIRTEEN—HARDSHIP DISTRIBUTIONS

13.1 APPLICABILITY AND EFFECTIVE DATE. If the Plan provides, pursuant to Article Thirteen of the Plan, for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section l.401(k)-1(d)(2)(iv), then this Article Thirteen shall apply for calendar years beginning after 2001.

13.2 SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION. A Participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this Plan and all other plans of the Employer for six (6) months after receipt of the distribution. Furthermore, a Participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this Plan and all other plans until the later of January 1, 2002, or six (6) months after receipt of the distribution.

ARTICLE FOURTEEN—DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

14.1 EFFECTIVE DATE. This Article Fourteen shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

14.2 NEW DISTRIBUTABLE EVENT. A Participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

IN WITNESS WHEREOF, the Employer, by its duly authorized officer, has caused this Plan to be executed on the 15th day of December, 2004.

BERTUCCI’S CORPORATION

By:	/s/ David G. Lloyd
Authorized Officer